UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

HELIOS AND MATHESON ANALYTICS INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

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(4)	Proposed maximum aggregate value of transaction:

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☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

January 12, 2018

To our stockholders:

You are cordially invited to attend a Special Meeting of Stockholders of Helios and Matheson Analytics Inc. on February 5, 2018. The meeting will begin promptly at 10:00 a.m. local time at the Empire State Building, 350 Fifth Avenue, 67th floor, suite 6710, conference room A, New York, New York 10118.

The official Notice of Special Meeting of Stockholders, proxy statement, proxy card and return envelope are included with this letter. The matters listed in the Notice of the Special Meeting of Stockholders are described in detail in the proxy statement.

The vote of every stockholder is important. Whether or not you plan to attend the Special Meeting, please cast your vote as promptly as possible, as instructed in the accompanying proxy statement.

Sincerely,

HELIOS AND MATHESON ANALYTICS INC.

/s/ Theodore Farnsworth
Theodore Farnsworth
Chairman and Chief Executive Officer

HELIOS AND MATHESON ANALYTICS INC.
Empire State Building 350 Fifth Avenue
New York, New York 10118

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON FEBRUARY 5, 2018

To Our Stockholders:

PLEASE TAKE NOTICE that a Special Meeting of Stockholders (the “Special Meeting”) of Helios and Matheson Analytics Inc. (the “Company”) will be held at 10:00 a.m. local time, on February 5, 2018, at the Empire State Building, 350 Fifth Avenue, 67th floor, suite 6710, conference room A, New York, New York 10118 for the following purposes:

1.	to approve an amendment to the Company’s 2014 Equity Incentive Plan (the “2014 Plan”) to (i) increase the aggregate number of shares of common stock authorized for issuance thereunder by 1,875,000 to an aggregate of 3,000,000 shares and (ii) account for an annual automatic increase in the number of shares of common stock authorized for issuance thereunder by the lesser of (A) 3,000,000 shares of the Company’s common stock or the equivalent of such number of shares after the administrator of the 2014 Plan, in its sole discretion, has interpreted the effect of any stock split, stock dividend, combination, recapitalization or similar transaction; (B) a number of shares of common stock equal to 5% of the Company’s common stock outstanding on January 2nd of each year; and (C) an amount determined by the Company’s Board of Directors (Proposal 1);

2.	to the extent required by Nasdaq Listing Rule 5635, to approve the issuance of shares of common stock of the Company upon conversion of the senior convertible notes (the “Notes”) issued to institutional investors on November 7, 2017 in accordance with the terms of the Notes (Proposal 2);

3.	to the extent required by Nasdaq Listing Rule 5635(d), to approve the issuance of a warrant and, upon exercise of the warrant, the shares of common stock subject to the warrant, to an institutional investor (Proposal 3);

4.	to approve an amendment to our Certificate of Incorporation, as amended, to increase the number of authorized shares of our common stock from 100 million to 500 million (Proposal 4); and

5.	to approve the adjournment of the Special Meeting, if necessary, to continue to solicit votes on the above proposals if sufficient votes to pass the proposals are not received in time for the Special Meeting (Proposal 5).

Only stockholders of record at the close of business on December 7, 2017 are entitled to notice of, and to vote at, the Special Meeting or any adjournment or postponement thereof.

You may vote in person or by proxy. Further information regarding voting rights and the matters to be voted upon is presented in the accompanying proxy statement.

Your vote is important. Whether or not you plan to attend the Special Meeting, please cast your vote as promptly as possible, as instructed in the accompanying proxy statement. We encourage you to vote via the internet or by telephone. It is convenient and it saves us significant postage and processing costs.

By Order of the Board of Directors,

/s/ Stuart Benson
Stuart Benson
Chief Financial Officer and Secretary

January 12, 2018

New York, New York

HELIOS AND MATHESON ANALYTICS INC.

PROXY STATEMENT

FOR A

SPECIAL MEETING OF STOCKHOLDERS
To Be Held at 10:00 a.m. local time on February 5, 2018

This proxy statement and the enclosed proxy card is solicited by the Board of Directors (“Board”) of Helios and Matheson Analytics Inc., a Delaware corporation, for use at the Special Meeting to be held on February 5, 2018 at 10:00 a.m. local time at the Empire State Building, 350 Fifth Avenue, 67th floor, suite 6710, conference room A, New York, New York 10118, or at any adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Stockholders.

In this proxy statement, unless the context otherwise requires, references to “HMNY,” “Helios,” “we,” “us,” “our” or the “Company” refers Helios and Matheson Analytics Inc. and its subsidiaries.

This proxy statement and the accompanying form of proxy card are first being mailed on or about January 12, 2018 to all stockholders of record on December 7, 2017. This proxy statement and the enclosed proxy card are also available at www.envisionreports.com/HMNY.

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QUESTIONS AND ANSWERS ABOUT THIS PROXY STATEMENT
AND THE SPECIAL MEETING

Although we encourage you to read this proxy statement in its entirety, we include this question and answer section to provide some background information and brief answers to several questions you may have about the Special Meeting or this proxy statement.

Q:	What proposals will be voted on at the Special Meeting?

A:	There are five proposals scheduled to be voted on at the Special Meeting:

1.	to approve an amendment to the Company’s 2014 Equity Incentive Plan (the “2014 Plan”) to (i) increase the aggregate number of shares of common stock authorized for issuance thereunder by 1,875,000 to an aggregate of 3,000,000 shares and (ii) account for an annual automatic increase in the number of shares of common stock authorized for issuance thereunder by the lesser of (A) 3,000,000 shares of the Company’s common stock or the equivalent of such number of shares after the administrator of the 2014 Plan, in its sole discretion, has interpreted the effect of any stock split, stock dividend, combination, recapitalization or similar transaction; (B) a number of shares equal to 5% of the Company’s common stock outstanding as of January 2nd of each year; and (C) an amount determined by the Company’s Board of Directors (Proposal 1);

2.	to the extent required by Nasdaq Listing Rule 5635, to approve the issuance of shares of common stock of the Company upon conversion of the Notes issued to institutional investors on November 7, 2017 in accordance with the terms of the Notes (Proposal 2);

3.	to the extent required by Nasdaq Listing Rule 5635(d), to approve the issuance of a warrant and, upon exercise of the warrant, the shares of common stock subject to the warrant, to an institutional investor (Proposal 3);

4.	to approve an amendment to our Certificate of Incorporation, as amended, to increase the number of authorized shares of our common stock from 100 million to 500 million (Proposal 4); and

5.	to approve the adjournment of the Special Meeting, if necessary, to continue to solicit votes on the above proposals if sufficient votes to pass the proposals are not received in time for the Special Meeting (Proposal 5).

A vote may also be held on any other business as may properly come before the Special Meeting or any postponement or adjournment thereof, although there is no other business anticipated to come before the Special Meeting.

Q:	What is the Board’s voting recommendation?

A:            The recommendations of our Board are set forth together with the description of each proposal in this proxy statement. In summary, the Board recommends a vote:

●	FOR the approval of the amendment to the 2014 Plan to (i) increase the aggregate number of shares of common stock authorized for issuance thereunder by 1,875,000 to an aggregate of 3,000,000 shares and (ii) account for an annual automatic increase in the number of shares of common stock authorized for issuance thereunder by the lesser of (A) 3,000,000 shares of the Company’s common stock or the equivalent of such number of shares after the administrator of the 2014 Plan, in its sole discretion, has interpreted the effect of any stock split, stock dividend, combination, recapitalization or similar transaction; (B) a number of shares equal to 5% of the Company’s common stock outstanding as of January 2nd of each year; and (C) an amount determined by the Company’s Board of Directors (see Proposal 1);

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●	FOR the approval, to the extent required by Nasdaq Listing Rule 5635, of the issuance of shares of common stock of the Company upon conversion of the Notes issued to institutional investors on November 7, 2017 in accordance with the terms of the Notes (see Proposal 2);

●	FOR the approval, to the extent required by Nasdaq Listing Rule 5635(d), of the issuance of a warrant and, upon exercise of the warrant, the shares of common stock subject to the warrant, to an institutional investor (see Proposal 3);

●	FOR the approval of the amendment to our Certificate of Incorporation, as amended, to increase the number of authorized shares of our common stock (see Proposal 4); and

●	FOR the approval of the adjournment of the Special Meeting, if necessary, to continue to solicit votes on the proposals if sufficient votes to pass the proposals are not received in time for the Special Meeting (see Proposal 5).

Q:	Who can vote at the Special Meeting?

A:            Our Board has set December 7, 2017 as the record date (the “record date”) for the Special Meeting. All stockholders who own voting securities at the close of business on the record date may attend and vote at the Special Meeting. For each share of common stock held as of the record date, the holder is entitled to one vote on each proposal to be voted on. As of the record date, 14,250,484 shares of our common stock were outstanding. Stockholders do not have the right to cumulate votes. Shares held as of the record date include shares that you hold directly in your name as the stockholder of record and those shares held for you, as a beneficial owner, through a bank, broker or other nominee.

Q:            What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A:            Many of our stockholders hold their shares through a bank, broker or other nominee rather than directly in their own names. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholders of Record

If your shares are registered in your name with our transfer agent, Computershare, you are considered the stockholder of record with respect to those shares and the proxy materials have been sent directly to you. As the stockholder of record, you have the right to grant your proxy to the Company’s representatives or to vote in person at the Special Meeting.

Beneficial Owners

If your shares are held by a bank, in a brokerage account or by another nominee, you are considered the beneficial owner of the shares. In this instance, your bank, broker or other nominee is considered, with respect to those shares, the stockholder of record and they will have forwarded the proxy materials to you. As the beneficial owner, you have the right to direct your bank, broker or other nominee on how to vote and you are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the Special Meeting unless you request a proxy from the bank, broker or other nominee giving you the right to vote the shares at the Special Meeting. We sometimes refer to stockholders who hold their shares through a bank, broker or other nominee as “beneficial owners.”

Q:            How many votes does the Company need to hold the Special Meeting?

A:            According to our bylaws, a majority of the outstanding shares of the class or classes of capital stock of the Company, in this case our common stock, entitled to vote at a meeting of stockholders must be present in person or represented at the Special Meeting by proxy in order for the Company to hold the meeting and conduct business. This is called a quorum. Abstentions, but in the case of the five proposals on which you are being asked to vote, not broker “non-votes,” are counted as present for the purpose of determining the presence of a quorum. A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

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Shares are counted as present at the meeting or represented at the meeting by proxy if you are present and vote in person at the meeting or if you have properly submitted a proxy card or voted by telephone or the internet.

Q:            What is the voting requirement to approve each of the proposals?

A:            The requirements to approve each of the proposals are set forth below.

Proposal 1: Approval of the amendment to the 2014 Plan to (i) increase the aggregate number of shares of common stock authorized for issuance thereunder by 1,875,000 to an aggregate of 3,000,000 shares and (ii) account for an annual automatic increase in the number of shares of common stock authorized for issuance thereunder by the lesser of (A) 3,000,000 shares of the Company’s common stock or the equivalent of such number of shares after the administrator of the 2014 Plan, in its sole discretion, has interpreted the effect of any stock split, stock dividend, combination, recapitalization or similar transaction; (B) a number of shares equal to 5% of the Company’s common stock outstanding as of January 2nd of each year; and (C) an amount determined by the Board. The affirmative vote of the holders of a majority of the common stock entitled to vote on, and that voted for or against or expressly abstained with respect to this proposal at a meeting of stockholders at which a quorum is present, will be required for approval of this proposal.

Proposal 2: Approval, to the extent required by Nasdaq Listing Rule 5635, of the issuance of shares of common stock of the Company upon conversion of the Notes issued to institutional investors on November 7, 2017 in accordance with the terms of the Notes. The affirmative vote of the holders of a majority of the common stock entitled to vote on, and that voted for or against or expressly abstained with respect to this proposal at a meeting of stockholders at which a quorum is present, will be required for approval of this proposal.

Proposal 3: Approval, to the extent required by Nasdaq Listing Rule 5635(d), of the issuance of a warrant and, upon exercise of the warrant, the shares of common stock subject to the warrant, to an institutional investor. The affirmative vote of the holders of a majority of the common stock entitled to vote on, and that voted for or against or expressly abstained with respect to this proposal at a meeting of stockholders at which a quorum is present, will be required for approval of this proposal.

Proposal 4: Approval of an amendment to our Certificate of Incorporation, as amended, to increase the number of authorized shares of our common stock. The affirmative vote of the holders of a majority in voting power of the outstanding shares of our common stock entitled to vote at the Special Meeting will be required for approval of this proposal.

Proposal 5: Approval of the Adjournment Proposal. The affirmative vote of a majority of the votes cast at the Special Meeting, regardless of the presence of a quorum, is required to approve the adjournment of the Special Meeting in order to allow more time to solicit additional proxies.

Other Proposals. Assuming a quorum is present, any other proposal that might properly come before the Special Meeting will require the affirmative vote of the holders of a majority of the common stock entitled to vote at the Special Meeting, and that voted for or against or expressly abstained with respect to the proposal, except when a different vote is required by law or our bylaws.

Q:            If I vote against the proposals, do I have appraisal or dissenter’s rights?

A:            No, Delaware law does not provide for appraisal or dissenter’s rights in connection with the proposals to be voted on at the Special Meeting.

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Q:            Do any of the Company’s officers and directors have an interest in the proposals?

A:            Yes. All of our executive officers and directors may participate in our 2014 Plan and, therefore, have an interest in Proposal 1.

Q:            Who counts the votes?

A:            Votes cast by proxy or in person at the Special Meeting will be tabulated and certificated by the inspector of elections who will also determine whether or not a quorum is present. A representative of Computershare will serve as the inspector of elections.

Q:            What happens if I do not cast a vote?

A:            If you are a stockholder of record and you do not cast your vote, no votes will be cast on your behalf on any of the proposals at the Special Meeting. Alternatively, if you submit a signed proxy card with no further instructions, the shares represented by that proxy card will be voted as recommended by our Board.

All of the proposals are considered non-routine matters, therefore, if you are a beneficial owner and you do not instruct your bank, broker or other nominee how to vote with respect to a proposal, your bank, broker or other nominee may not exercise its right to vote on your behalf with respect to the proposals.

Q:            How can I vote my shares in person at the Special Meeting?

A:            Shares held directly in your name as the stockholder of record may be voted in person at the Special Meeting. If you choose to vote in person, please bring your proxy card and proof of identification to the Special Meeting. Even if you plan to attend the Special Meeting, we recommend that you vote your shares in advance as described below so that your vote will be counted if you later decide not to attend the Special Meeting. If you are a beneficial owner of shares, you must request and receive in advance of the Special Meeting a legal proxy from your bank, broker or other nominee in order to vote in person at the Special Meeting.

Q:            How can I vote my shares in advance, without attending the Special Meeting?

A:            Whether you hold shares directly as the stockholder of record or you are a beneficial owner, you may direct how your shares are voted without attending the Special Meeting. If you are a stockholder of record, you may vote as follows:

Vote by Internet. Banks, brokers and other nominees holding shares of common stock in street name for their customers can vote via the internet at www.investorvote.com/HMNY and registered holders can vote via the internet at www.envisionreports.com/HMNY or you may scan the QR code with your smartphone and, once you are at the website, follow the online instructions. You will need information from your proxy card to vote via the internet. Internet voting is available 24 hours a day. Proxies submitted by the internet must be received by 11:59 p.m. Eastern time on the day before the Special Meeting.

Vote by Telephone. You can vote by telephone by calling the toll-free telephone number 1-800-652-VOTE (8683). You will need your proxy card to vote by telephone. Telephone voting is available 24 hours a day. Proxies submitted by telephone must be received by 11:59 p.m. Eastern time on the day before the Special Meeting.

Vote by Mail. You can vote by marking, dating and signing your name exactly as it appears on the proxy card you received, and returning it in the postage-paid envelope provided. Please promptly mail your proxy card to ensure that it is received prior to the closing of the polls at the Special Meeting.

If your shares are held in the name of a bank, broker or other nominee, you should have received this proxy statement and voting instructions, which include the following, from your bank, broker or other nominee.

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Vote by Internet. You can vote via the internet by following the instructions on the Voting Instruction Form provided to you. Once there, follow the online instructions. Internet voting is available 24 hours a day.

Vote by Telephone. You can vote by telephone by calling the number provided on your Voting Instruction Form. Telephone voting is available 24 hours a day.

Vote by Mail. You can vote by marking, dating and signing your name exactly as it appears on the Voting Instruction Form, and returning it in the postage-paid envelope provided. Please promptly mail your Voting Instruction Form to ensure that it is received prior to the closing of the polls at the Special Meeting.

If you vote by any of the methods discussed above, you will be designating Theodore Farnsworth, our Chief Executive Officer, and/or Stuart Benson, our Chief Financial Officer, as your proxies. They may act together or individually on your behalf, and will have the authority to appoint a substitute to act as proxy. Submitting a proxy will not affect your right to attend the Special Meeting and vote in person.

Q:            How may my bank, broker or other nominee vote my shares if I fail to provide timely directions?

A:            Banks, brokers and other nominees holding shares of common stock in street name for their customers are generally required to vote such shares in the manner directed by their customers. In the absence of timely directions, your bank, broker or nominee will have discretion to vote your shares on “routine” matters. However, all of the proposals you are being asked to vote on will be treated as non-routine matters by banks, brokers and other nominees, therefore your bank, broker or other nominee will not have discretion to vote your shares on these proposals.

Q:            How can I change or revoke my vote?

A:            Subject to any rules your bank, broker or other nominee may have, you may change your proxy instructions at any time before your proxy is voted at the Special Meeting.

Stockholders of record. If you are a stockholder of record, you may change your vote by (1) filing with our Corporate Secretary, prior to your shares being voted at the Special Meeting, a written notice of revocation or a duly executed proxy card, in either case dated later than the prior proxy relating to the same shares, or (2) attending the Special Meeting and voting in person (although attendance at the Special Meeting will not, by itself, revoke a proxy). Any written notice of revocation or subsequent proxy card must be received by our Corporate Secretary prior to the taking of the vote at the Special Meeting. Such written notice of revocation or subsequent proxy card should be hand delivered to our Corporate Secretary at the Special Meeting or should be sent so as to be delivered, prior to the date of the Special Meeting, to our principal executive office, Empire State Building, 350 Fifth Avenue, Suite 7520, New York, New York 10118, Attention: Corporate Secretary.

Beneficial owners. If you are a beneficial owner of shares, you may change your vote (1) by submitting new voting instructions to your bank, broker or other nominee, or (2) if you have obtained, from the bank, broker or other nominee who holds your shares a legal proxy giving you the right to vote the shares, by attending the Special Meeting and voting in person. Your bank, broker or other nominee can provide you with instructions on how to change your vote.

In addition, a stockholder of record or a beneficial owner who has voted by telephone may also change his, her or its vote by making a subsequent and timely telephone or internet vote prior to the date of the Special Meeting.

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Q:            Where can I find the voting results of the Special Meeting?

A:            We will announce the preliminary voting results at the Special Meeting. We will also report the final results in a Current Report on Form 8-K to be filed with the SEC within four business days after the date of the Special Meeting.

Q:            Who are the proxies and what do they do?

A:            Our Board designated Theodore Farnsworth and Stuart Benson as proxies, as indicated on the proxy card. When you, as a stockholder of record, provide voting instructions in the proxy card, the named proxies vote your shares in accordance with the instructions as indicated on the proxy card. If you are a stockholder of record and submit a signed proxy card, but do not indicate your voting instructions, the named proxies will vote as recommended by our Board in favor of the five proposals. If the Special Meeting is adjourned, the named proxies can vote the shares on the new Special Meeting date as well.

Q:            How are proxies solicited for the Special Meeting?

A:            Our Board is soliciting proxies for use at the Special Meeting. All expenses associated with this solicitation will be borne by us. We will reimburse brokers or other nominees for reasonable expenses that they incur in sending our proxy materials to you if a bank, broker or other nominee holds shares of our common stock on your behalf. In addition, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Our directors and employees will not be paid any additional compensation for soliciting proxies. If our Board adjourns the Special Meeting because sufficient votes to pass the proposals are not received in time for the Special Meeting, we may retain the services of a proxy solicitor to assist us in the solicitation of proxies. If we retain the services of a proxy solicitor, we will pay the proxy solicitor compensation for its services and will reimburse it for its approved out-of-pocket expenses.

Q:            I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional set of the proxy materials?

A:            We have adopted a procedure called “householding” which the SEC has approved. Under this procedure, we deliver one set of proxy materials to multiple stockholders who share the same address unless we have received contrary instructions from one or more of the stockholders. This procedure reduces our printing costs, mailing costs, and fees. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written or oral request, we will deliver our proxy materials promptly to any stockholder at a shared address to which we delivered a single copy of any of these materials. To receive a separate copy, or, if a stockholder is receiving multiple copies, to request that we send only a single copy of our proxy materials, such stockholder may contact our Corporate Secretary, in writing, at Empire State Building, 350 Fifth Avenue, Suite 7520, New York, New York 10118, Attention: Corporate Secretary.

Beneficial owners may contact their bank, broker or other nominee to request information about householding.

Q:            What should I do if I receive more than one set of proxy materials?

A:            If you receive more than one set of proxy materials, it is because your shares are registered in more than one name or brokerage account. Please follow the voting instructions on each proxy card or Voting Instruction Form you receive to ensure that all of your shares are voted.

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PROPOSAL 1

TO APPROVE AN AMENDMENT TO THE COMPANY’S 2014 EQUITY
INCENTIVE PLAN TO INCREASE THE AGGREGATE NUMBER OF SHARES OF COMMON
STOCK AUTHORIZED FOR ISSUANCE THEREUNDER BY 1,875,000 TO AN AGGREGATE
OF 3,000,000 SHARES AND account for an annual automatic increase in the number of shares of common stock authorized for issuance thereunder by the lesser of (A) 3,000,000 shares of the Company’s common stock or the equivalent of such number of shares after the administrator of the 2014 Plan, in its sole discretion, has interpreted the effect of any stock split, stock dividend, combination, recapitalization or similar transaction; (B) A NUMBER OF SHARES
EQUAL TO 5% of the Company’s common stock outstanding AS OF JANUARY 2ND OF
EACH YEAR; and (C) an amount determined by the Board

On March 3, 2014 our Board approved and adopted, and on May 5, 2014 our stockholders approved, the Company’s 2014 Equity Incentive Plan (the “2014 Plan”), which initially set aside and reserved 400,000 shares of the Company’s common stock for grant and issuance under the 2014 Plan, in accordance with its terms and conditions. In conjunction with our merger with Zone Technologies, Inc., we increased the number of shares reserved for the 2014 Plan by 725,000 shares of common stock, so that the total shares set aside and reserved for issuance under the 2014 Plan totals 1,125,000 shares. Persons eligible to receive awards from the 2014 Plan include employees (including officers and directors) of the Company and its affiliates, consultants who provide significant services to the Company or its affiliates, and directors who are not employees of the Company or its affiliates (collectively, the “Participants”). The 2014 Plan permits the Company to issue to Participants qualified and/or non-qualified options to purchase the Company’s common stock, restricted common stock, performance units (comprised of, for example, common stock and an option to purchase common stock) and performance shares. The 2014 Plan will terminate on March 3, 2024. The Compensation Committee of the Board has been appointed as the committee responsible for administration of the 2014 Plan and has the sole discretion to determine which Participants will be granted awards and the terms and conditions of the awards granted. The 2014 Plan may be amended by the Board.

The exercise price of options granted from the 2014 Plan will be the fair market value of our common stock, defined in the 2014 Plan as the last quoted sales price on the date of grant, unless the option is designated as an incentive stock option and the Participant owns securities representing more than 10% of the voting power outstanding (a “10% Holder”), in which case the exercise price will be 110% of the fair market value. No option can have a term that is longer than 10 years; an incentive stock option granted to a 10% Holder cannot have a term that is longer than 5 years. Following the termination of a Participant’s employment for a reason other than death or disability, an outstanding option will terminate three months following the Participant’s separation from service. If a Participant’s employment is terminated as a result of death or disability, an outstanding option will terminate one year following the Participant’s separation from service. Upon the exercise of any option, the exercise price will be payable to us in full in cash or its equivalent. The Compensation Committee, in its sole discretion, also may permit exercise (i) by tendering previously acquired shares of our common stock, owned for more than six months, having an aggregate fair market value at the time of exercise equal to the total exercise price or (ii) by any other means which the Compensation Committee, in its sole discretion, determines to both provide legal consideration for the common stock and to be consistent with the purposes of the 2014 Plan.

In this Proposal 1, we are asking our stockholders to approve an amendment (the “Amendment”) to the 2014 Plan to (i) increase the aggregate number of shares of common stock authorized for issuance thereunder by 1,875,000 to an aggregate of 3,000,000 shares and (ii) account for an annual automatic increase in the number of shares of common stock authorized for issuance by the lesser of (A) 3,000,000 shares of the Company’s common stock or the equivalent of such number of shares after the administrator of the 2014 Plan, in its sole discretion, has interpreted the effect of any stock split, stock dividend, combination, recapitalization or similar transaction; (B) a number of shares equal to 5% of the Company’s common stock outstanding as of January 2nd of each year; and (C) an amount determined by the Board. Our Board, upon the recommendation of the Compensation Committee, has approved the amendment, subject to approval from our stockholders at the Special Meeting. The Amendment is included as Annex A to this proxy statement.

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We use the 2014 Plan to provide meaningful equity incentives to recruit, retain and reward qualified employees, consultants and directors of appropriate experience and stature. By increasing stock ownership and providing for an automatic increase in the stock available under the plan, we aim to align the interests of qualified employees, consultants and directors with the interests of our stockholders. The Board, upon the recommendation of the Compensation Committee, has approved the Amendment to ensure that for the duration of the term of the 2014 Plan, we can continue to grant equity awards to employees, directors and consultants at appropriate levels as determined by the Compensation Committee. If the stockholders do not approve Proposal 1, and as a consequence, we cannot continue to grant equity awards at competitive levels, we believe that it will negatively affect our ability to recruit and retain highly qualified personnel and our ability to manage future growth. Without these additional shares and provision for automatic increase, management expects that the current shares available for grant under the 2014 Plan will not be sufficient to grant stock or option awards to new employees or for promotions or merit awards for current employees.

The 2014 Plan is our primary means of offering equity awards to our employees. There are only 885,000 shares available as of January 12, 2018 for grant under the 2014 Plan.

The table below provides certain information regarding grants made under the 2014 Plan.

Helios and Matheson Analytics Inc. 2014 Equity Incentive Plan

Name and Position	Dollar Value ($)(1)	Number of Shares

Theodore Farnsworth, Chief Executive Officer	N/A	0
Stuart Benson, Chief Financial Officer	N/A	0
Executive Group	N/A	0
Non-Executive Director Group (3 persons)	328,800	120,000	(1)
Non-Executive Officer Employee Group (1 person)	137,000	50,000	(1)

(1)	Based on $2.74 per share, the closing price of our common stock on August 10, 2017, the date of grant. The shares of common stock have not yet been issued.

We expect to use the 2014 Plan as our primary means of offering equity awards to our employees. The 2014 Plan also allows us to utilize a broad array of equity incentives and performance cash incentives to secure and retain the services of our employees and to provide long term incentives that align the interests of our employees with the interests of our stockholders. On January 9, 2018, the closing price of our common stock as reported by the Nasdaq Stock Market was $7.16.

Securities Authorized For Issuance Under Equity Compensation Plans

The following table illustrates, as of December 31, 2017, compensation plans pursuant to which our equity securities are authorized for issuance.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans

Equity compensation plans approved by security holders	N/A	N/A	885,000
Equity compensation plans not approved by security holders	N/A	N/A	N/A
Total	N/A	N/A	885,000

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Individual Employee Benefit Plans

On January 19, 2017, the Compensation Committee approved, and on January 20, 2017 the Board approved, individual employee benefit plans (the “Executive Plans”) for Theodore Farnsworth, Pat Krishnan and Muralikrishna Gadiyaram (the “Executives”). Stockholder approval of the Executive Plans was obtained on October 27, 2017. Pursuant to the Executive Plans, we intend to issue 250,000 unregistered shares of our common stock to each of the Executives as a bonus for exceptional services provided in connection with the merger transaction with Zone.

Also on January 20, 2017 the Board approved individual employee benefit plans (the “Consultant Plans”) for two consultants. Pursuant to the Consultant Plans, each of the Consultants received 200,000 unregistered shares of the Company’s common stock as a bonus for exceptional services provided in connection with the Company’s merger transaction with Zone. The Consultant Plans were approved by the Company’s stockholders on January 22, 2017.

Vote required to pass Proposal 1.

Proposal 1 will be approved if a quorum is present at the Special Meeting and a majority of the shares of common stock present or represented by proxy and entitled to vote at the Special Meeting are voted “for” such approval. Abstentions will have the effect of a vote against Proposal 2. Broker non-votes will not count as votes for or against Proposal 1 and will have no effect on the outcome.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE AMENDMENT TO THE COMPANY’S 2014 EQUITY INCENTIVE PLAN TO INCREASE THE AGGREGATE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED FOR ISSUANCE THEREUNDER BY 1,875,000 TO AN AGGREGATE OF 3,000,000 SHARES AND account for an annual automatic increase in the number of shares of common stock authorized for issuance thereunder by the lesser of (A) 3,000,000 shares of the Company’s common stock or the equivalent of such number of shares after the administrator of the 2014 Plan, in its sole discretion, has interpreted the effect of any stock split, stock dividend, combination, recapitalization or similar transaction; (B) A NUMBER OF SHARES EQUAL TO 5% of the Company’s common stock outstanding AS OF JANUARY 2nd OF EACH YEAR; and (C) an amount determined by the Board.

Executive Compensation

Set forth in the table below is the compensation paid to our executive officers (the “named executive officers”) during the years ended December 31, 2017 and 2016.

Name and Position	Year	Salary($)		Bonus($)	Equity Awards($)	All Other Compensation($)		Total($)

Theodore Farnsworth(1)	2017	225,000		1,350,000	8,055,000	17,550	(2)	9,647,550
	2016	32,500	(3)			176,400	(3)	208,900
Parthasarathy Krishnan(4)	2017	232,243	(5)	500	2,822,000	—		3,054,743
	2016	131,250	(6)	—	—	—		131,250	(6)
Stuart Benson(7)	2017	200,000		35,500				235,500
	2016	22,052	(8)					22,052
Divya Ramachandran(9)	2016	62,500	(10)	—	—	101,300	(11)	163,800

(1)	On November 9, 2016, in conjunction with the merger of Zone with and into our subsidiary, Zone Acquisition, Inc., Mr. Farnsworth was appointed as Chairman of our Board. On January 20, 2017, Mr. Farnsworth was appointed as our Chief Executive Officer.

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(2)	All other compensation paid during 2017 consists of rent paid on behalf of Mr. Farnsworth, who is a resident of Florida, on an apartment in New York from October 1, 2017 through December 31, 2017.

(3)	Mr. Farnsworth’s salary on an annual basis is $225,000. Mr. Farnsworth began his employment with us on November 9, 2016 and was paid a total of $32,500 in salary during the year ended December 31, 2016. Prior to November 9, 2016, Mr. Farnsworth, as the Chief Executive Officer of Zone, was paid a total of $176,400 from January 1, 2016 through November 8, 2016. Zone became our wholly-owned subsidiary on November 9, 2016.

(4)	Mr. Krishnan was our Chief Executive Officer from April 1, 2016 through January 20, 2017. Mr. Krishnan currently holds the position of Chief Innovation Officer.

(5)	Included in this amount is $7,243.58 that was earned in 2016 but paid in 2017.
(6)

Mr. Krishnan began his employment with us on April 1, 2016. From April 1, 2016 through November 8, 2016, Mr. Krishnan’s annual salary was $175,000 and from November 9, 2016 through December 31, 2016 Mr. Krishnan’s annual salary was $225,000. Mr. Krishnan was paid a total of $131,250 in salary during the year ended December 31, 2016.

(7)	Mr. Benson was appointed as our Chief Financial Officer on November 22, 2016.

(8)	Mr. Benson’s salary on an annual basis is $200,000. From November 22, 2016 through December 31, 2016, Mr. Benson was paid a total of $22,052 in salary.

(9)	Ms. Ramachandran, our former Chief Executive Officer and a director, resigned her positions on March 31, 2016.

(10)	During 2016, Ms. Ramachandran was paid a total of $62,500 in salary from January 1, 2016 through March 31, 2016, the date of her resignation.

(11)	All Other Compensation paid during the year ended December 31, 2016 includes monthly rent in the aggregate amount of $21,300 reimbursed to Ms. Ramachandran for the period beginning on January 1, 2016 and ending on March 31, 2016 and, pursuant to a Severance and Mutual Release Agreement dated March 31, 2016, severance paid to Ms. Ramachandran of $75,000 and a payment to her legal counsel of $5,000.

Option Exercises for 2017

No options were exercised by the named executive officers during 2017.

Outstanding Equity Awards at 2017 Fiscal Year End

With the exception of the individual employee benefit plan awards for 250,000 shares of common stock granted to each of Mr. Farnsworth and Mr. Krishnan, discussed above, the shares of which are vested but not yet issued, as of December 31, 2017 there were no unexercised options, stock that was not vested or equity incentive plan awards outstanding for any named executive officer.

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Employment Agreements

Employment Agreement with Theodore Farnsworth

On December 11, 2017 (the “Effective Date”), we entered into an employment agreement (the “Farnsworth Agreement”) with Theodore Farnsworth, our Chief Executive Officer and Chairman of the Company’s Board of Directors (the “Board”). The Farnsworth Agreement has an initial term of five years and, following the expiration of the initial term, will be automatically renewed for additional consecutive terms of one year, unless either we or Mr. Farnsworth object to the renewal upon at least ninety days prior to the commencement of the renewal term.

Compensation

Each grant of common stock discussed below is subject to approval by our stockholders to the extent required by the Listing Rules of The Nasdaq Stock Market, including Listing Rule 5635(c). We anticipate seeking such stockholder approval during the first half of 2018.

Base Salary. Pursuant to the Farnsworth Agreement, Mr. Farnsworth’s base salary will be $325,000 per year and will be increased on each anniversary of the Effective Date in an amount to be determined by the Board, but in no event less than $15,000.

Annual Bonus. For 2017, Mr. Farnsworth received a year-end cash bonus in the amount of $350,000 and an award of 53,255 shares of our common stock which shall vest on February 15, 2019, which have a value of $450,000, as determined by the last closing price of the common stock preceding the grant date (December 10, 2017). For each subsequent year of the term, Mr. Farnsworth will receive an annual bonus, made up of cash and shares of our common stock, as determined in the sole discretion of the Board based on its assessment of Company and individual performance in relation to performance targets, a subjective evaluation of Mr. Farnsworth’s performance or such other criteria as may be established by the Board. The annual cash target bonus will be 25% of Mr. Farnsworth’s base salary and the annual award of shares of our common stock will have a value equal to 200% of his base salary, also determined by the closing price of the common stock on the grant date. Shares of common stock granted to Mr. Farnsworth in each subsequent year of the term will vest ratably at the end of each of the six calendar quarters subsequent to the calendar quarter in which the grant is made.

Market Capitalization Milestone Bonus. Mr. Farnsworth will receive a stock bonus based upon our achievement of certain market capitalization milestones during the term of the Farnsworth Agreement, as set forth in the table below. Each award of common stock pursuant to a market capitalization milestone will vest upon the later of February 15, 2019 and the end of the applicable three-month period following the applicable date of the grant. Our market capitalization for each applicable milestone and measurement period will be determined based on the market capitalization reported by Bloomberg LP.

Company Market Capitalization Milestone	Percentage
$100,000,000	3%
$150,000,000	3%
$200,000,000	4%
$250,000,000	4%
$300,000,000	5%
$350,000,000	5%
$400,000,000	7%
$450,000,000	7%
$500,000,000	9%
every additional $100,000,000 thereafter (cumulated with the applicable immediately preceding milestone)	10%

Each milestone above is a separate milestone for which Mr. Farnsworth may earn the applicable percentage. Mr. Farnsworth will be entitled to earn the applicable percentage for each milestone only once.

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Capital Raise Bonus. Mr. Farnsworth will receive a one-time bonus of $1,000,000, payable no later than December 29, 2017, for his efforts in bringing capital sources that have been critical to our needs during 2017. Mr. Farnsworth may, in his sole discretion, subject to the Company’s and Mr. Farnsworth’s compliance with applicable legal and regulatory requirements, elect to accept unregistered shares of our common stock in lieu of the cash bonus described above, valued based on the last closing price of the common stock on the Nasdaq Capital Market preceding the execution of the Farnsworth Agreement.

Grant of Common Stock. In approving the agreement, the Board approved the issuance of 2,000,000 shares of common stock to Mr. Farnsworth, which have a market value of $16,900,000 based on the last closing price of the common stock preceding the grant date (December 10, 2017). The shares will vest in their entirety on February 15, 2019, which is 18 months following August 15, 2017, the date on which we entered into a Securities Purchase Agreement with MoviePass Inc. (as amended, the “MoviePass SPA”). Pursuant to the terms of the MoviePass SPA, we were required to enter into a 5-year employment agreement with Mr. Farnsworth prior to the closing of the acquisition transaction contemplated by the MoviePass SPA, which occurred on December 11, 2017.

Other Benefits

Life Insurance. We will pay the premiums of an insurance policy insuring Mr. Farnsworth’s life, providing coverage in the amount of $3,000,000, payable to a beneficiary chosen by Mr. Farnsworth.

Automobile Allowance. Mr. Farnsworth will receive an automobile allowance of $750 per month.

Company Benefits. Mr. Farnsworth will be entitled to participate in all pension, savings and retirement plans, welfare and insurance plans, practices, policies, programs and perquisites of employment applicable generally to our other senior executives.

Termination Provisions

We may terminate the Farnsworth Agreement as a result of the death or disability of Mr. Farnsworth or for “cause” as defined in the Farnsworth Agreement. Mr. Farnsworth may terminate the Farnsworth Agreement upon 30 days’ notice to us or for “good reason,” as defined in the Farnsworth Agreement. If the Farnsworth Agreement is terminated by Mr. Farnsworth for any reason other than good reason, terminated by us for cause, or expires by its terms, Mr. Farnsworth will receive earned but unpaid base salary, unpaid expense reimbursements, any earned but unpaid annual bonus, and the value of any accrued and unused vacation days (collectively, the “Accrued Obligations”).

If the Farnsworth Agreement is terminated due to his death or disability, Mr. Farnsworth will receive the Accrued Obligations; a pro-rata portion of the annual bonus, if any, for the fiscal year in which the termination occurs; accelerated vesting of any equity-incentive awards; reimbursement of health insurance premiums, for himself or his dependents in the event of his death, for a period of 18 months; and, in the event of his disability, continuation of the base salary until the earlier of (A) the 12 month anniversary of the termination date of his employment and (B) the date Mr. Farnsworth is eligible to commence receiving payments under the Company’s long-term disability policy.

If Mr. Farnsworth’s employment is terminated due to a Change in Control, as defined in the Farnsworth Agreement, without cause by us or for good reason by Mr. Farnsworth, he will receive the Accrued Obligations; severance in a single lump sum installment in an amount equal to 2 times the sum of (A) the base salary plus (B) an amount equal to 2 times the maximum annual bonus for which he is eligible in the fiscal year in which the termination of his employment occurs, or if there is no annual bonus for which he is eligible in that year, then 2 times the annual bonus most recently paid to him; a pro-rata portion of the annual bonus, if any, for the fiscal year in which the termination occurs; accelerated vesting of any equity-incentive awards; and reimbursement of health insurance premiums for a period of 18 months.

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If, as of the date of a Change in Control, Mr. Farnsworth holds equity awards that are not vested and, if applicable, exercisable, such equity awards will become fully vested and, if applicable, exercisable, as of the date of the Change in Control if the acquirer does not agree to assume the awards or substitute equivalent equity awards.

In conjunction with the execution of the Farnsworth Agreement, the Board renounced on behalf of the Company and its stockholders all interest and expectancy to (or being offered any opportunity to participate in) any opportunity presented to Mr. Farnsworth that may be considered a corporate opportunity of the Company, except with respect to opportunities in which we would be interested in the ordinary course of our business and which are presented to Mr. Farnsworth in his capacity as a director or as our executive officer.

The Farnsworth Agreement includes standard provisions relating to maintaining the confidentiality of our confidential information, non-solicitation of our employees and indemnification.

Employment Agreement with Parthasarathy Krishnan

On April 7, 2016 we entered into an at-will employment agreement with Mr. Krishnan whereby, in exchange for his services as Chief Executive Officer, President and Interim Chief Financial Officer, we agreed to pay him compensation of $175,000 a year. On November 9, 2016, Mr. Krishnan’s annual compensation was increased to $225,000. Pursuant to the employment agreement, Mr. Krishnan must provide us with at least 10 days’ notice before terminating his employment. The agreement also includes a confidentiality provision and non-complete and non-solicitation provisions that continue for a period of one year following his separation from service. Mr. Krishnan resigned his positions as Chief Executive Officer, President and Interim Chief Financial Officer on January 20, 2017, when he was appointed as our Chief Innovation Officer.

Director Compensation

The following table sets forth certain information regarding compensation for services rendered by our non-employee directors during the year ended December 31, 2017. During the year ended December 31, 2017, we did not grant any equity awards to directors. Reimbursable expenses such as travel-related expenses are not included in the table below.

Name(1)	Fees earned or paid in cash($)		Equity Compensation($)		Total($)

Prathap Singh	30,000		244,800		274,800
Carl J. Schramm	34,321	(1)	244,800		279,121
Gavriel Ralbag	30,000		244,800		274,800
Muralikrishna Gadiyaram	206,250	(2)	8,055,000	(3)	8,261,250

(1)	$4,321 of Mr. Schramm’s compensation was earned for services provided during 2016. This amount was paid to him in January 2017.
(2)	Represents compensation paid to Mr. Gadiyaram pursuant to a Consulting Agreement entered into on October 5, 2017.
(3)	Mr. Gadiyaram was granted 250,000 shares of the Company’s common stock for services performed relating to the acquisition of Zone Technologies, Inc. and 500,000 shares of the Company’s common stock for services performed relating to the acquisition of a majority stake in MoviePass Inc. These grants were approved by our stockholders at the Annual and Special Meeting held on October 27, 2017.

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PROPOSAL 2

TO THE EXTENT REQUIRED BY NASDAQ LISTING RULE 5635, TO APPROVE THE ISSUANCE OF
SHARES OF COMMON STOCK OF THE COMPANY UPON CONVERSION OR
EXERCISE OR OTHERWISE PURSUANT TO THE TERMS OF THE NOTES TO INSTITUTIONAL INVESTORS
ISSUED ON NOVEMBER 7, 2017

Why we are seeking stockholder approval.

On December 11, 2017, we completed our acquisition of a majority interest in MoviePass Inc. (“MoviePass”), the nation’s premier movie theater subscription service (such acquisition, the “MoviePass Transaction”), pursuant to the previously announced Securities Purchase Agreement, dated as of August 15, 2017, between us and MoviePass (as amended, the “MoviePass SPA”), and the Investment Option Agreement, dated October 11, 2017, between us and MoviePass (the “MoviePass Option Agreement”). In order to (1) fund the MoviePass Transaction; (2) allow us to increase our ownership stake in MoviePass under the Movie Pass Option Agreement; (3) satisfy certain indebtedness; and (4) provide general working capital funds, on November 7, 2017 (the “Closing Date”), pursuant to the November 2017 SPA that we entered into on November 6, 2017 (the “Subscription Date”) with certain institutional investors (the “Buyers”), we sold and issued senior convertible notes (also referred to herein as the “Notes”) to the Buyers in the aggregate principal amount of $100,000,000, which are convertible into shares of our common stock (the “Conversion Shares”), of which $20.65 million has been funded to us as of December 14, 2017. Upon conversion of the Notes, the number of shares of common stock issuable will exceed 20% of the number of shares of common stock outstanding before the issuance of the Notes.

As more fully described below, because our common stock is listed on the Nasdaq Capital Market, we are subject to Nasdaq’s rules and regulations. In certain circumstances, if we issue common stock or securities convertible into common stock, that has or will have upon issuance voting power equal to or in excess of 20% of the voting power outstanding before the issuance of stock or securities convertible into or exercisable for common stock, or the number of shares of common stock to be issued is or will be equal to or in excess of 20% of the number of shares of common stock outstanding before the issuance of the securities, we are required to obtain stockholder approval. As of December 14, 2017, the Buyers have funded an aggregate of $20.65 million in connection with the sale of the Notes, and the Buyers may fund up to an additional $79.35 million under the terms of the Notes.

If we receive approval from our stockholders of this Proposal 2, we will have the option, in our sole discretion, to use up to the entire remaining $79.35 million in proceeds that we may receive from prepayments under the terms of the Notes to increase our ownership of MoviePass or fund MoviePass operations. However, if we fail to receive approval from our stockholders of this Proposal 2, we will be limited to using a total of $22 million of the proceeds from the sale of the Notes and prepayments under the Investor Notes for this purpose. The Buyers are not required to provide additional funding under the current terms of the Notes, therefore, if we do not obtain stockholder approval for the issuance of the Conversion Shares under this Proposal 2, the Buyers may decide not to provide additional funding under the Notes. If we do not have not have access to the funds we need to maintain or increase our ownership interest in MoviePass, the market value of our common stock may be negatively affected and MoviePass may not have the access to capital that it needs to sustain or grow its business, which could negatively affect the value of MoviePass and thereby negatively affect the market value of our common stock.

Nasdaq Listing Rules

Nasdaq Listing Rule 5635(a)

Nasdaq Listing Rule 5635(a) requires stockholder approval prior to the issuance of securities in connection with the acquisition of the stock of another company if, as a result of that issuance of common stock or securities convertible into common stock, the common stock has or will have upon issuance voting power equal to or in excess of 20% of the voting power outstanding before the issuance of stock or securities convertible into or exercisable for common stock, or the number of shares of common stock to be issued is or will be equal to or in excess of 20% of the number of shares of common stock outstanding before the issuance of the securities. In addition, Nasdaq Listing Rule 5635(a) limits the total amount of cash proceeds that we may use from the sale of the Notes towards funding the MoviePass Transaction or increasing our ownership stake to an amount which will result in no more than 19.99% of our common stock being issued upon conversion of the Notes unless stockholder approval is received. On November 5, 2017, the date immediately prior to the Subscription Date, we had 11,125,442 shares of common stock outstanding. The cash proceeds from the sale of the Notes equal to $22 million plus the maximum make whole interest amount of $4.4 million is equal to approximately $26.4 million of outstanding indebtedness evidenced by the Notes, which would be convertible into approximately 2,189,054 shares of our common stock at a conversion price of $12.06, representing approximately 19.7% of our outstanding shares of common stock on November 5, 2017. Accordingly, we cannot use more than $22 million of the cash proceeds from the sale of the Notes to increase our ownership of MoviePass or support its operations unless we obtain stockholder approval of the issuance of the Conversion Shares pursuant to the Notes. As of December 14, 2017, we used approximately $20.15 million of the proceeds from the sale of the Notes to increase our ownership of MoviePass.

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Specifically, we used the net proceeds from the sale of the Notes (i) to pay the $5 million balance that we owed to MoviePass, subject to certain conditions, under a promissory note that we gave to MoviePass upon the closing of the transactions contemplated by the MoviePass SPA on December 11, 2017; (ii) to increase our ownership stake in MoviePass by paying MoviePass $15.15 million pursuant to that certain Investment Option Agreement, dated October 11, 2017; (iii) to satisfy certain indebtedness, including a demand note in the principal amount of $750,000 issued to one of the Buyers on November 2, 2017; and (iv) for general corporate purposes and transaction expenses. The Company may also use the proceeds to make other acquisitions, although a specific acquisition target has not yet been identified.

Nasdaq Listing Rule 5635(d)

Nasdaq Listing Rule 5635(d) also requires stockholder approval prior to the issuance of securities in connection with a transaction other than a public offering involving the sale, issuance or potential issuance by the Company of common stock (or securities convertible into or exercisable for common stock) at a price less than the greater of book or market value which equals 20% or more of common stock or 20% or more of the voting power outstanding before the issuance; or the sale, issuance or potential issuance by the Company of common stock (or securities convertible into or exercisable common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for less than the greater of book or market value of the stock. The Notes have an initial conversion price of $12.06 per share, which was greater than the market value of our common stock as of November 5, 2017, the day before we entered into the November 2017 SPA. However, pursuant to the November 2017 SPA, we agreed to seek stockholder approval in accordance with Nasdaq Listing Rule 5635(d) to approve the issuance of our common stock at a conversion price per share as low as $1.928 following the occurrence of an event of default (the “Default Floor Price”). The Default Floor Price is lower than the market value of our common stock on November 5, 2017 and the conversion of the Notes could result in the issuance of 20% or more of our common stock outstanding on November 5, 2017. Without stockholder approval, the Default Floor Price is not effective.

If we do not obtain stockholder approval of the issuance of shares pursuant to the Notes at the Default Floor Price, the Buyers may be unwilling to further fund our business by making prepayments under the Investor Notes, which could materially and adversely affect our available operating capital. If we are unable to access other sources of capital on acceptable terms, our operating capital may be materially reduced, which could materially and adversely affect our results of operations, and in particular, the results of operations of MoviePass. Any negative impact on our results of operations or the results of operations of MoviePass due to our having reduced operating capital could negatively affect the market value of our common stock.

Moreover, pursuant to the terms of the November 2017 SPA, we are obligated to seek stockholder approval of the issuance of shares of common stock upon conversion or exercise or otherwise pursuant to the terms of the Notes at a special meeting of our stockholders to be held not later than February 5, 2018. If stockholder approval is not obtained at this Special Meeting, we will be required to call another special meeting to be held on or prior to March 31, 2018. If we again fail to obtain stockholder approval at that special meeting, we will be required to hold a special meeting semi-annually until stockholder approval is obtained. Calling and holding a special meeting, along with obtaining a brokers search and preparing, printing and mailing proxy statements and proxy cards, are expensive and time consuming.

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Effect of approval of Proposal 2 on our stockholders.

Our ability to successfully implement our business plans and ultimately generate value for our stockholders is dependent on our ability to maximize capital raising opportunities. If Proposal 2 is approved, we will have the option to use any remaining cash proceeds that we may receive from prepayments under the Investor Notes to increase our ownership of MoviePass. In addition, if Proposal 2 is approved, the Buyers will be more likely to further fund our business by prepaying the principal amount remaining under the Investor Notes, which would maximize our potential to obtain up to $79.35 million in additional cash from the Note Financing. Such additional funding would provide us with significant working capital, strengthen our balance sheet (to the extent the Notes are converted) and provide us with additional capital for potential future business opportunities. If Proposal 2 is not approved, then we will need to hold another stockholder meeting on or prior to March 31, 2018. If stockholder approval is not obtained after such subsequent stockholder meetings, we will need to schedule stockholder meetings semi-annually thereafter until stockholder approval is obtained for this proposal. Any additional meetings and proxy solicitations will result in significant additional costs and distract our management and other employees from our business operations.

Notwithstanding what we to believe to be benefits that outweigh risks, there are certain risks involved with approval of Proposal 2. If an event of default occurs under the Notes, and assuming that the Buyers converted all of the principal and interest outstanding under the Notes at the Default Floor Price on November 7, 2019, the maturity date, excluding any interest that may accrue at a higher rate in connection with the continuance an event of default, we would be required to issue 50,721,783 shares of common stock to the Buyers. This issuance, together with additional issuances of common stock that could be made pursuant to the Notes, for example as a result of an increase in the interest rate of the Notes in connection with an event of default, may cause significant dilution to our stockholders’ ownership, voting power and right to participate in dividends or other payments from future earnings, if any, and may cause a decline in the market price of our common stock. A decline in our market price could impair our ability to raise funds in additional equity or debt financings.

In addition to the foregoing, the increase in the number of shares of common stock issued in connection with the conversion of the Notes may have an incidental anti-takeover effect in that the additional shares of common stock issued could dilute the stock ownership of parties seeking to obtain control of the Company. The increased number of issued shares could discourage the possibility of, or render more difficult, certain mergers, tender offers, proxy contests or other change of control or ownership transactions. However, we currently know of no specific effort to accumulate our securities or to gain control of the Company by means of a merger, tender offer, solicitation in opposition to management or otherwise.

Rule 144 and the Structure of the Note Financing

The Note Financing was structured in order to comply with the holding period requirements of Rule 144(d)(1)(i) and 144(d)(2) so that shares of common stock issuable upon conversion of the Notes could, absent registration, be resold pursuant to Rule 144(d)(1)(i) commencing six months after the issuance of the Notes, if the other requirements of Rule 144 are satisfied, including Rule 144(d)(1)(iii).

Rule 144(d)(1)(iii) provides that the holding period of purchased securities shall not begin until the full purchase price or other consideration is paid or given by the person acquiring the securities from the issuer.

Rule 144(d)(2) provides that giving the issuer a promissory note shall not be deemed full payment of the purchase price unless the promissory note (i) provides for full recourse against the purchaser of the securities, (ii) is secured by collateral, other than the securities purchased, having a fair market value at least equal to the purchase price of the securities purchased, and (iii) shall have been discharged by payment in full prior to the sale of the securities.

The Investor Notes (i) state at Section 8(a) that they are full recourse obligations of the Buyers; (ii) are secured by cash, cash equivalents, any Group of Ten (“G10”) currency and any notes or other securities issued by any G10 country held by each Buyer in a bank or brokerage account set forth on Schedule I of the Investor Note; and (iii) upon conversion of all or part of the principal amount of the Series B Notes into shares of common stock, the Buyer holding the Series B Note will pay the Company an equivalent amount of the balance of such Buyer’s Investor Note in cash, such that the Investor Note shall have been discharged by payment in full as to any shares of common stock to be sold by the Buyer prior to such sale. Therefore, pursuant to Rule 144(d)(2), the Buyer paid the full purchase price for the Notes on the Closing Date. Accordingly, the holding period of shares of common stock issuable upon conversion of the Notes will be deemed to have commenced on the Closing Date, pursuant to Rule 144(d)(3)(ii).

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Assuming that we meet the requirements of a mandatory prepayment event as described below under the heading “Investor Notes”, we expect to receive the full $95,000,000 due under the Investor Notes.

Description of the Note Financing.

The following does not purport to be a complete description of the November 2017 SPA, the Notes, the Investor Notes, the Voting and Lockup Agreements, and the Placement Agent Warrant described in this proxy statement and each is qualified in its entirety by reference to the full text of such document, all of which are attached as exhibits to our Current Reports on Form 8-K that we filed with the Commission on November 6, 2017 and November 13, 2017, respectively.

The Notes

The Notes included (i) Series A Senior Bridge Convertible Notes in the aggregate principal amount of $5,000,000 (the “Series A Notes”) and (ii) Series B Senior Secured Bridge Convertible Notes in the aggregate principal amount of $95,000,000 (the “Series B Notes”). The consideration provided by the Buyers for the purchase of the Notes on the Closing Date consisted of (i) cash payments in the aggregate amount of $5,000,000, and (ii) secured promissory notes payable by the Buyers to us (each an “Investor Note” and collectively, the “Investor Notes”) in the aggregate principal amount of $95,000,000. We receive cash as each of the Buyers prepays its Investor Note.

On December 14, 2017, each Buyer provided to the Company a notification (the “Redemption Notification”) of the exercise of its right to require the Company to redeem, on or before December 20, 2017, the principal, interest and Make-Whole Amounts, as defined in the Notes, of the amounts advanced to the Company pursuant to the Investor Notes. Subsequent to the Company’s receipt of the Redemption Notifications, the Company elected to capitalize the Make-Whole Amounts attributable to the Series B Notes. As a result of the election by the Buyers, the Company paid to the Buyers, on a pro-rata basis, a total of $5,000,000 in principal of the Series A Notes, $59,722.22 in interest accrued on the Series A Notes, $940,277.78 in Make-Whole Amounts attributable to the Series A Notes, $15,649,999.98 in principal of the Series B Notes and $137,784.59 in interest accrued on the Series B Notes. The Company capitalized $2,943,069.44 in Make-Whole Amounts attributable to the Series B Notes, which amount has been added to the principal of the Series B Notes, on a pro-rata basis.

Series A Notes

On the Closing Date, we issued the Series A Notes to the Buyers upon the delivery of the $5 million aggregate payment from the Buyers. The aggregate principal amount of the Series A Notes was $5,000,000, bearing interest at a rate of 10% per annum. As noted above, we paid the Series A Notes in full on December 19, 2017. Therefore, the Series A Notes are no longer outstanding.

Series B Notes

On the Closing Date, we issued the Series B Notes to the Buyers in consideration of the Investor Notes. The aggregate principal amount of the Series B Notes is $95,000,000. Upon issuance, the Series B Notes consisted entirely of “Restricted Principal” which is defined as that portion of the principal amount of a Series B Note that equals the outstanding principal amount of a corresponding Investor Note. The principal amount of the Investor Notes is subject to reduction through prepayments by the applicable Buyer of the Investor Note given by the Buyer to the Company or, upon maturity or redemption of the Series B Notes, by netting the amount owed by the Buyer under such Investor Note against a corresponding amount of principal to be canceled under the Buyer’s Series B Note. Each prepayment under the Investor Notes will convert a corresponding amount of Restricted Principal under the Series B Notes into “Unrestricted Principal” that may be converted into common stock. The Investor Notes include a mandatory prepayment obligation in the aggregate amount of $15,650,000. The Buyers were obligated to make these prepayments on a pro rata basis in equal weekly installments over a period of seven weeks from the Closing Date beginning on November 13, 2017 and ending on December 26, 2017 (collectively, the “Note Financing”). The Buyers made all the mandatory prepayments prior to December 14, 2017, including the prepayments that they were obligated to make on December 18, 2017 and December 26, 2017.

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The Series B Notes bear interest at a rate of (i) 5.25% per annum with respect to any Restricted Principal, and (ii) 10% per annum with respect to any Unrestricted Principal.

As noted above, the outstanding principal and accrued interest payable under the Series B Notes (excluding the Make-Whole Amounts) were paid on December 19, 2017 and the Make-Whole Amounts payable under the Series B Notes were capitalized.

Payment of Interest

Interest on the Notes will be capitalized on each quarterly interest payment date starting January 1, 2018 by adding the interest to the then outstanding principal amount of the Notes. Interest may also be paid by inclusion in the Outstanding Amount, which is defined in the Notes as the principal amount to be converted or redeemed, accrued and unpaid interest with respect to such principal amount, accrued and unpaid late charges, if any, and the “Make-Whole Amount.” The “Make-Whole Amount” is defined as the amount of any interest that, but for a conversion or redemption, would have accrued with respect to the Outstanding Amount of principal being redeemed or converted under the Series A Notes and Unrestricted Principal under the Series B Notes, for the period from the applicable date of conversion or redemption date through the maturity date of the Notes. No Make-Whole Amount will be payable under the Series B Notes with respect to any portion of Restricted Principal after the cancellation of such Restricted Principal pursuant to netting under the Series B Notes, the Investor Notes or the Master Netting Agreement (as defined below), as applicable. In the event of an event of default, interest under the Notes may be increased to 15% during the first 30 days following the occurrence and continuance of an event of default and to 18% thereafter.

Conversion of the Notes

The Buyers may, at any time, elect to convert the Notes into shares of the Company’s common stock at the Conversion Price, subject to certain beneficial ownership limitations described below. The “Conversion Price” is $12.06 per share (subject to anti-dilution adjustment as described in the Notes).

Beneficial Ownership Limitations on Conversion and Issuance

The Notes may not be converted and shares of the Company’s common stock may not be issued under the Notes if, after giving effect to the conversion or issuance, the Buyer together with its affiliates would beneficially own in excess of 4.99% or 9.99%, as elected by the Buyer, of the Company’s outstanding shares of common stock. At a Buyer’s option, the ownership limitation blocker may be raised or lowered to any other percentage not in excess of 4.99% or 9.99%, as elected by the Buyer, except that any raise will only be effective upon 61-days’ prior notice to the Company.

Redemption of the Notes

Provided there has been no Equity Conditions Failure (as defined in the Notes) and, as to the Series A Notes, no Senior Secured Convertible Notes issued by the Company on August 16, 2017 (the “August Notes”) remain outstanding, and as to the Series B Notes, no August Notes, Series A Notes or Series B Notes with any Unrestricted Principal remain outstanding, the Company will have the right to redeem all, but not less than all, of the Outstanding Amount remaining unpaid under the Notes. The portion of the Notes subject to redemption can be redeemed by the Company in cash at a price equal to 115% of the amount being redeemed. Under the Series B Notes, the Company may reduce, on a dollar for dollar basis, the Restricted Principal by the surrender for cancellation of such portion of the corresponding Investor Note equal to the amount of Restricted Principal included in the redemption.

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Each Buyer has the right to require the Company to redeem the Notes (i) at the option of the Buyer upon seven months following the Closing Date; (ii) if the Company completes a Subsequent Placement, as defined in the November 2017 SPA; (iii) upon the occurrence of an event of default, including a Bankruptcy Event of Default (as defined in the Notes); or (iv) in the event of a Change of Control. With the exception of a redemption required by an event of default, which may be paid with cash or shares of the Company’s common stock at the election of the Buyer, the Company will be required to redeem the Notes with cash.

Events of Default

The Notes contain customary events of default including but not limited to: (i) a suspension from trading or a failure to maintain the listing of the Company’s common stock for a period of 5 trading days; (ii) after a conversion by an Investor, the failure by the Company to deliver the common stock for a period of 5 trading days; (iii) the failure to reserve a number of shares of the Company’s common stock to permit a Buyer to fully convert the principal, interest, late charges, if any, and Make-Whole Amounts under the Notes; (iv) the failure by the Company or any subsidiary to make payments when due under the Notes; (v) upon a conversion by a Buyer, the failure by the Company to remove a restrictive legend from shares of the Company’s common stock if permitted by the applicable securities laws; (vi) breaches of covenants; (vii) bankruptcy or insolvency; (viii) the failure to pay indebtedness when due; and (ix) the failure of the grant of the security interest in the Investor Notes to create a first priority lien against the Investor Notes.

As indicated above, following an event of default, the Buyer may require the Company to redeem all or any portion of the Notes. The redemption amount may be paid in cash or with shares of the Company’s common stock, at the election of the Buyer, at a price equal to the Event of Default Redemption Price (as defined in the Notes).

The Company must immediately redeem the Notes in cash upon the occurrence of a Bankruptcy Event of Default (as defined in the Notes).

The Event of Default Redemption Price will be computed as a price equal to the greater of (i) 125% of the Outstanding Amount to be redeemed and (ii) the product of (X) the Outstanding Amount to be redeemed divided by the Conversion Price multiplied by (Y) the product of (1) 125% multiplied by (2) the greatest closing sale price of the Company’s common stock on any trading day during the period commencing on the date preceding such event of default and ending on the date the Company makes the entire payment required to be made under the Notes.

In addition, following an event of default, the Buyer will have the right to convert the Notes at the “Alternate Conversion Event of Default Price” which means, with respect to each such conversion, that price which shall be the lowest of (i) the applicable Conversion Price as in effect on the date of the conversion, and (ii) the greater of (A) the Default Floor Price (which means (i) at any time prior to the date the Financing Transaction is approved by our stockholders (the “Stockholder Approval Date”), the Floor Price (initially, $12.06) or (ii) at any time on or after the Stockholder Approval Date, $1.928 (or such lower price as mutually determined by the Company and the Buyer in writing, subject to the prior consent of the Nasdaq Stock Market)), and (B) 75% of the lowest volume weighted average price of the Company’s common stock for each of the 30 consecutive trading days ending and including the trading day of delivery or deemed delivery of the applicable notice of conversion.

Fundamental Transactions

The Notes will prohibit the Company from entering into specified transactions involving a change of control unless the successor entity, which must be a publicly traded corporation whose common stock is quoted on or listed for trading on an eligible market, assumes in writing all of the Company’s obligations under the Notes.

Rights Upon Issuance of Other Securities

After the six month anniversary of the Subscription Date, if and whenever the Company issues or sells, or is deemed to have issued or sold, any shares of common stock (including options and convertible securities but excluding any Excluded Securities, as defined in the November 2017 SPA) for a consideration per share less than a price equal to the Conversion Price in effect immediately prior to such issuance or sale or deemed issuance or sale (the “New Issuance Price”) (the foregoing a “Dilutive Issuance”), then, immediately after such Dilutive Issuance, the Conversion Price then in effect shall be reduced to an amount equal to the New Issuance Price, in no event less than the Floor Price (initially, $12.06, provided that the Floor Price will not apply from and after the Stockholder Approval Date).

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Subsequent Placement Optional Redemption

Following a “Subsequent Placement,” as defined in the Notes, the Buyers may require the Company to redeem all or any portion of the outstanding amount of the Notes not in excess of the Buyer’s pro rata amount of the gross proceeds (less any reasonable placement agent, underwriter and/or legal fees and expenses) of the Subsequent Placement by delivering written notice to the Company of such election. On or about December 14, 2017, each Buyer provided notice to the Company of its election to require us to redeem all of the then outstanding unrestricted principal, interest and Make-Whole Amounts under the Notes as a result of the Subsequent Placement of $60 million of our common stock and warrants in an underwritten public offering that we announced on December 13, 2017.

Investor Notes

The Investor Notes will be payable in full on the second anniversary of the Closing Date, although each Buyer may prepay the Investor Note in whole or in part, without premium or penalty, at any time. The Investor Notes accrue interest at an annual rate of 0.61%. Each Investor’s obligation to pay the Company the principal amount of the Investor Note is to be secured with cash, cash equivalents, any G10 currency and any notes or other securities issued by any G10 country having a value equal to the principal amount of the Investor Note. The Investor Notes are also subject to mandatory prepayment, in whole or in part, upon the occurrence of the following mandatory prepayment events:

(1) Mandatory Prepayment upon Conversion of Notes – At any time (i) if the Company receives a conversion notice from the Buyer in which all or any part of the principal of the Series B Note to be converted includes any Restricted Principal and (ii) the Buyer receives a confirmation from the Company’s transfer agent that it has been irrevocably instructed by the Company to deliver to the Buyer the shares of the Company’s common stock to be issued pursuant to the conversion notice.

(2) Mandatory Prepayment on Certain Dates – Provided no event of default, as defined in the Series B Notes, has occurred or is continuing, each Buyer agreed to prepay its pro-rata portion of $2,235,714.29 on November 13, 20 and 27, 2017 and December 4, 11, 18 and 26, 2017 (each such date, a “Payment Date”, and such payments, “Mandatory Prepayments”); provided, however, if the Buyer has effected a prepayment by delivering a conversion notice to the Company, the Buyer may reduce all or any part of the prepayment due on such payment date on a dollar-for-dollar basis in an amount not to exceed the prior prepayments. All of the Mandatory Prepayments were made by December 14, 2017.

The Investor Note also contains certain optional “netting” rights of the Buyer which, if exercised, would reduce the amount outstanding under the Notes and the Investor Note by the same amount and, accordingly, the cash proceeds received by the Company from the Buyer pursuant to the Note Financing. These netting rights include (i) the right of the Buyer, on or after December 31, 2017, with respect to any portion of principal subject to Mandatory Prepayments under the Buyer’s Investor Note (“Mandatory Prepayment Principal), or, November 30, 2017, with respect to any other portion of principal under the Buyer’s Investor Note, if an Equity Conditions Failure exists, to net against any obligations of the Company remaining under the Series B Note an equal amount of the obligations of the Buyer remaining under the Buyer’s Investor Note, provided, that no netting will occur with respect to any Mandatory Prepayment Principal that the Buyer fails to properly prepay under the Buyer’s Investor Note; (ii) the right of the Buyer, on the maturity date of the Series B Note, to net against any obligations remaining under the Series B Note an equal amount of the obligations remaining under the Investor Note; (iii) the right of the Buyer to net against any obligations remaining under the Series B Note an equal amount of the obligations remaining under the Investor Note if an event of default occurs and is not cured; (iv) the right of the Buyer to net against the unpaid principal amount of the Series B Note an equal amount of the unpaid principal of the Investor Note upon a Bankruptcy Event of Default; and (v) an automatic netting of obligations under the Series B Note equal to 75% of the Restricted Principal in exchange for the cancellation of the principal amount of the Investor Note outstanding on the date of a transfer by the Company of the Investor Note to any person without the consent of the Buyer.

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Guaranty

MoviePass provided a Guaranty to each of the Buyers pursuant to which it (i) guaranteed the punctual payment of all obligations under the Notes, including all interest, Make-Whole Amounts and other amounts that accrue after the commencement of any insolvency proceeding of the Company, whether or not the payment of such obligations are enforceable or allowable in the insolvency proceeding, and all fees, interest, premiums, penalties, causes of actions, costs, commissions, expense reimbursements, indemnifications and all other amounts due or to become due under any of the Note Financing documents, and (ii) agreed to pay any and all costs and expenses (including counsel fees and expenses) incurred by any Investor in enforcing any rights under the Guaranty or any other Note Financing document.

Voting and Lockup Agreements

As a condition to closing the Note Financing, Theodore Farnsworth, our Chief Executive Officer and Chairman of our Board of Directors, and Helios and Matheson Information Technology Ltd. (“HMIT”), of which Muralikrishna Gadiyaram, a director of the Company, is the chief executive officer, and its wholly-owned subsidiary, Helios & Matheson Inc. (collectively, the “Principal Stockholders”), who collectively owned approximately 31.3% of the Company’s issued and outstanding common stock as of the Closing Date, executed voting and lockup agreements with the Company. Pursuant to the Voting and Lockup Agreements, the Principal Stockholders agreed to vote in favor of or consent to the Company’s issuance of the Notes at any meeting of stockholders or written consent of stockholders for such purpose. The Voting and Lockup Agreements also require that, for a period beginning on the Closing Date and ending on the initial date when all of the principal outstanding under the Notes issued to the Buyers consists of Restricted Principal thereunder, the Principal Stockholders will not (i) dispose of or agree to dispose of, directly or indirectly, any securities of the Company (except that shares underlying equity awards granted to Mr. Farnsworth may be sold between April 1 to April 15 of any given year, not to exceed a total of 262,500 shares, in connection with the full or partial payment of applicable taxes or tax withholding obligations arising from the issuance of an award of common stock or options to purchase common stock granted to Mr. Farnsworth pursuant to an Approved Stock Plan, as defined in the November 2017 SPA), or establish or increase a put equivalent position or liquidate or decrease a call equivalent position or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any securities of the Company owned directly by the Principal Stockholders (including holding as a custodian) or (iii) permit to exist any security interest, lien, claim, pledge, option, right of first refusal, agreement, or limitation on the Principal Stockholders’ voting rights, charge or other encumbrance of any nature with respect to the Principal Stockholders’ securities in the Company or (iv) engage in any hedging or other transaction which is designed to or which reasonably could be expected to lead to or result in a sale or disposition of the Principal Stockholders’ securities in the Company or (v) directly or indirectly initiate, solicit or encourage any person to take actions which could reasonably be expected to lead to the occurrence of any of the foregoing, provided that 170,000 of shares formerly owned by HMIT were not subject to the restriction on transfer under its Voting and Lockup Agreement.

Financing Fees

Canaccord Genuity, Inc. acted as the placement agent for the Note Financing and (i) with respect to the initial $25 million raised in connection with the sale of the Notes was entitled to a cash fee equal to 4% of gross proceeds raised by one of the Buyers and 7% of gross proceeds raised from the remaining Buyers and (ii) with respect to any amounts received in excess of $25 million following each prepayment of the Investor Notes, 3.5% on such amount of aggregate gross proceeds received by the Company.

Palladium Capital Advisors LLC received a tail payment pursuant to its engagement agreement, dated August 2016, as amended, on the investment made by the Buyer that holds the August 2016 Notes equal to (i) 4% of the gross cash proceeds actually received by the Company pursuant to the Notes purchased by such Buyer, as and when received; plus (ii) a warrant to purchase 8% of the number of shares of common stock into which the Series A Notes purchased by such Buyer are initially convertible at the Conversion Price in effect as of the Closing Date and 8% of the number of shares of common stock into which any Unrestricted Principal of the Series B Notes purchased by such Buyer is initially convertible at the Conversion Price in effect as of the Closing Date, at an exercise price equal to the Conversion Price of the Notes in effect as of the Closing Date, without regard to any adjustment of the Conversion Price resulting from the anti-dilution provision of the Notes, other than proportionate adjustments to the Conversion Price resulting from stock splits or combinations or similar proportionately applied changes to the Company’s outstanding common stock.

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Vote required to pass Proposal 2.

Proposal 2 will be approved if a quorum is present at the Special Meeting and a majority of the shares of common stock present or represented by proxy and entitled to vote at the Special Meeting are voted “for” such approval. Abstentions will have the effect of a vote against Proposal 2. Broker non-votes will not count as votes for or against Proposal 2 and will have no effect on the outcome.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 2 TO APPROVE, TO THE EXTENT REQUIRED BY NASDAQ LISTING RULE 5635, the issuance of shares of our common stock upon conversion OR EXERCISE OR OTHERWISE PURSUANT TO THE TERMS of the Notes.

PROPOSAL 3

TO THE EXTENT REQUIRED BY NASDAQ LISTING RULE 5635(D), TO APPROVE THE ISSUANCE OF THE EXCHANGE WARRANT AND THE EXCHANGE WARRANT SHARES

Why we are seeking stockholder approval.

On November 21, 2017, we entered into a Fourth Amendment and Exchange Agreement (the “Exchange Agreement”) with an institutional investor (the “Investor”) for the purpose of, among other things, amending the Notes discussed in Proposal 2 (the “November 2017 Notes”) and the senior secured convertible notes we issued to the Investor on August 16, 2017 (the “August 2017 Notes”) and waiving certain provisions in connection with the November 2017 and August 2017 Notes to allow us to amend the terms of the MoviePass SPA to facilitate an expedited closing of the MoviePass Transaction. As consideration for such amendments and waivers, we also agreed to exchange a portion of a warrant issued to the Investors in connection with the Investor’s purchase of the August 2017 Notes (the “August Warrant”), pursuant to which the Investor could purchase 10,000 shares of our common stock, for a new warrant (the “Exchange Warrant”). As more fully described below, the Exchange Warrant includes certain redemption provisions which we are required to satisfy in cash unless we receive stockholder approval for the payment of the applicable redemption amount in shares of our common stock as described in this Proposal 3. If we are required to repay any redemption amounts due under the Exchange Warrant in cash, our available operating capital may be significantly reduced, which could materially and adversely affect our results of operations, and in particular, the results of operations of MoviePass. Any negative impact on our results of operations or the results of operations of MoviePass due to our having reduced operating capital could negatively affect the market value of our common stock.

 As noted above in Proposal 2, Nasdaq Listing Rule 5635(d) requires stockholder approval prior to the issuance of securities in connection with a transaction other than a public offering involving the sale, issuance or potential issuance by the Company of common stock (or securities convertible into or exercisable for common stock) at a price less than the greater of book or market value which equals 20% or more of common stock or 20% or more of the voting power outstanding before the issuance; or the sale, issuance or potential issuance by the Company of common stock (or securities convertible into or exercisable common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for less than the greater of book or market value of the stock.

 The terms of the Exchange Agreement provided us with:

(i)        the right to amend the MoviePass SPA so that we would be able to issue to MoviePass, upon the closing of the transactions contemplated by the MoviePass Securities Purchase Agreement, in lieu of shares of common stock, one or more promissory notes convertible into or exchangeable for up to an aggregate of 4,000,001 shares of common stock subject to obtaining approval of the Nasdaq Stock Market, pursuant to Listing Rule 5635, of the issuance of such shares of common stock (the “Modified MP Transaction”) and

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(ii)       a waiver such that neither the Modified MP Transaction nor any other transactions contemplated by the MoviePass SPA (as it may be amended to effect the Modified MP Transaction) or the MoviePass Option Agreement will be deemed to be a Fundamental Transaction (as defined in the November 2017 Notes and the August 2017 Notes) or a transaction that would trigger a redemption of the August Warrant.

In addition, the Investor also:

(A)       waived any right that the holders of the November 2017 Notes may have to adjust the Conversion Price (as defined in the November 2017 Notes) as a result of the issuance of the Exchange Warrant or any of the shares issued pursuant to the Exchange Warrant (the “Exchange Warrant Shares”);

(B)       waived any right that the holders of the August Warrant may have to adjust the Exercise Price and the number of August Warrant Shares (each as defined in the August Warrant) as a result of the issuance of the Exchange Warrant or any of the Exchange Warrant Shares;

(C)       waived the Investor’s right to substitute the Variable Price (as defined in the August 2017 Notes) of the Exchange Warrant for the Conversion Price (as defined in the August 2017 Notes) and to waive the Investor’s right to substitute the Variable Price (as defined in the August Warrants) of the Exchange Warrant for the Exercise Price (as defined in the August Warrants);

(D)       waived any prohibition that may exist under any provision of the Transaction Documents (as defined in the August Securities Purchase Agreement) and the Transaction Documents (as defined in the November Securities Purchase Agreement) with respect to the issuance of the Exchange Warrant and any of the Exchange Warrant Shares and with respect to any cash payments that we may make pursuant to the Exchange Warrant;

(E)       amended the definition of Permitted Indebtedness set forth in the August 2017 Notes and the November 2017 Notes to include the Exchange Warrant, to the extent the Exchange Warrant is deemed to constitute Indebtedness (as defined in the August 2017 Notes and the November 2017 Notes); and

(F)       effective as of the 5th trading day after the registration statement registering the common stock to be issued upon conversion of the August 2017 Notes and the exercise of the August Warrant is declared effective (the “Resale Registration Statement”), the August Securities Purchase Agreement, the August 2017 Notes, the November SPA and the November 2017 Notes will be amended and restated, automatically without any further action on the part of the Company or the Investor required, to intentionally omit or to delete the provisions (i) prohibiting the filing of additional registration statements by us and (ii) prohibiting the issuance of additional securities by us without the consent of the Investor. The Resale Registration Statement was declared effective on December 4, 2017.

The Exchange Warrant is in substantially the form of the August Warrant, except that:

●	the Exchange Warrant has an exercise price of $14.31;

●	the expiration date of the Exchange Warrant is November 21, 2022;

●	the Exchange Warrant may not be exercised into Exchange Warrant Shares unless our stockholders approve the issuance in compliance with the rules and regulations of the Nasdaq Capital Market (the “Stockholder Approval”); and

●	the Exchange Warrant is subject to redemption, refund or alternate cashless exercise, as further described below, after the Remaining August Note is no longer outstanding (or, if earlier, after February 16, 2018, if the Company fails to remain current in its filings or an event of default under the August 2017 Notes occurs) (the “Adjustment Time”). The Remaining August Note is defined as that portion of the August 2017 Notes with an aggregate principal amount of $4,630,624.00, which is initially convertible, as of the date of the Exchange Agreement, into 1,157,656 shares of our common stock. The shares of common stock into which the Remaining August Note can be converted have not been registered for resale by us.

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In exchange for our receipt of the right to amend the MoviePass SPA and the additional waivers provided by the Investor, we and the Investor agreed that after the Adjustment Time, one of the following shall occur:

(i)            if the net proceeds from the sale of shares of common stock issuable upon conversion of the Remaining August Note by the holder of the Exchange Warrant exceeds $18.1 million (subject to reduction for any cash payment of the Remaining August Note), we will receive up to the first $5 million in excess of such amount;

(ii)           if the net proceeds from the sale of shares of common stock issuable upon conversion of the Remaining August Note by the holder of the Exchange Warrant is less than $18.1 million (subject to reduction for any cash payment of the Remaining August Note) (such difference, the “Redemption Maximum Amount”), either of the following may occur:

(A)      If the Stockholder Approval has been obtained, the holder of the Exchange Warrant may request to effect an alternate cashless exercise of the Exchange Warrant, in whole or in part, pursuant to which, in lieu of the shares of common stock issuable upon exercise of the Exchange Warrant, the holder would receive up to the Redemption Maximum Amount in shares of common stock at the Alternate Cashless Exercise Price (as defined below) (an “Alternate Cashless Exercise”); or

(B)       The holder of the Exchange Warrant may request a redemption in cash of all, or any part, of the Exchange Warrant at a price equal to such difference; provided, that if certain equity conditions are met (including obtaining the Stockholder Approval), we may elect to pay such redemption price in shares of common stock in the Alternate Cashless Exercise Price.

The Alternate Cashless Exercise Price is defined as that price which shall be the greater of (x) $2.86 and (y) the lowest of (i) the applicable exercise price as in effect on the applicable exercise date, (ii) 85% of the volume weighted average price, or VWAP, of the shares of common stock as of the trading day immediately preceding the trading day of delivery of the applicable exercise notice, and (iii) 85% of the lowest VWAP of the shares of common stock on any trading day during the 2 trading day period commencing on, and including, the trading day of the delivery of the applicable exercise notice.

We are seeking approval of the issuance of the Exchange Warrant and the Exchange Warrant Shares that the Investor could receive pursuant to the Exchange Warrant if the net proceeds from the sale of shares of common stock issuable upon conversion of the Remaining August Note by the holder of the Exchange Warrant is less than $18.1 million. In that case, under the Alternate Cashless Exercise Price, we could be required to issue a number of shares of common stock that may exceed the number of shares of common stock permitted under the Nasdaq 20% Rule. If we do not receive stockholder approval of this Proposal 3, we will be required to pay the redemption price of the Exchange Warrant in cash in the event the holder exercises its right to require us to redeem the Exchange Warrant.

Effect of approval of Proposal 3 on our stockholders.

If we are able to satisfy the redemption price of the Exchange Warrant in shares of our capital stock on a cashless basis then we will be able to conserve our cash resources for operating capital which we believe will have a more favorable impact on our results of operations and the results of operations of MoviePass. If we are required to satisfy the redemption price with cash, rather than having the Exchange Warrant exercised for shares on a cashless basis, our available operating capital may be significantly reduced, which could materially and adversely affect our results of operations, and in particular, the results of operations of MoviePass. Any negative impact on our results of operations or the results of operations of MoviePass due to our having reduced operating capital could negatively affect the market value of our common stock more than any negative impact that may result from the issuance of shares pursuant to a cashless exercise of the Exchange Warrant.

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Notwithstanding the foregoing, approval of Proposal 3 does involve certain risks. Like the issuance of common stock upon conversion of the November 2017 Notes discussed in Proposal 2, the issuance of the Exchange Warrant Shares may cause significant dilution to our stockholders’ ownership, voting power and right to participate in dividends or other payments from future earnings, if any, and may cause a decline in the market price of our common stock. As also noted in Proposal 2, a decline in our market price could impair our ability to raise funds in additional equity or debt financings.

Furthermore, like the issuance of the shares of common stock issued upon conversion of the November 2017 Notes, the issuance of the Exchange Warrant Shares may have an incidental anti-takeover effect in that the additional shares of common stock issued could dilute the stock ownership of parties seeking to obtain control of us. The increased number of issued shares could discourage the possibility of, or render more difficult, certain mergers, tender offers, proxy contests or other change of control or ownership transactions. However, as stated in Proposal 2 we currently know of no specific effort to accumulate our securities or to gain control of the Company by means of a merger, tender offer, solicitation in opposition to management or otherwise.

Vote required to pass Proposal 3.

Proposal 3 will be approved if a quorum is present at the Special Meeting and a majority of the shares of common stock present or represented by proxy and entitled to vote at the Special Meeting are voted “for” such approval. Abstentions will have the effect of a vote against Proposal 3. Broker non-votes will not count as votes for or against Proposal 3 and will have no effect on the outcome.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 3 TO THE EXTENT REQUIRED BY NASDAQ LISTING RULE 5635(D), TO APPROVE THE ISSUANCE OF THE EXCHANGE WARRANT AND THE EXCHANGE WARRANT SHARES.

PROPOSAL 4

TO APPROVE AN AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION, AS AMENDED, TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF THE COMPANY’S COMMON STOCK

The Company proposes to amend its Certificate of Incorporation, as amended to increase the number of authorized shares of the Company’s common stock from 100,000,000 shares to 500,000,000 shares.

The Board has unanimously adopted a resolution authorizing, approving, declaring advisable and recommending to the Company’s stockholders for their approval an amendment (the “Share Increase Amendment”), which amends paragraph one (1) of Article Fourth of the Certificate of Incorporation, to effect the increase to the number of authorized shares of common stock. The form of Share Increase Amendment is attached to this proxy statement as Annex B. If the Share Increase Amendment is approved by the Company’s stockholders, the Company intends to file the Share Increase Amendment with the Secretary of State of the State of Delaware promptly following the Special Meeting.

Overview

The Certificate of Incorporation currently authorizes the issuance of 100,000,000 shares of common stock, par value $0.01 per share, and 2,000,000 shares of preferred stock, par value $0.01 per share. The Board approved the Share Increase Amendment, which amends Article FOURTH of the Certificate of Incorporation to increase the number of authorized shares of common stock from 100,000,000 shares to 500,000,000 shares and, correspondingly, to increase the total number of shares of all classes of capital stock that the Company has authority to issue from 102,000,000 to 502,000,000 shares.

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The proposed Share Increase Amendment would amend paragraph one (1) of Article Fourth of the Certificate of Incorporation to read in its entirety as follows:

“The total number of shares of stock which the corporation shall have authority to issue is five hundred two million (502,000,000), of which two million (2,000,000) shares with a par value of one cent ($0.01) per share shall be designated as “Preferred Stock” and five hundred million (500,000,000) shares with a par value of one cent ($0.01) per share shall be designated as “Common Stock.”

As of January 9, 2018, there were:

●	23,981,253 shares of common stock outstanding;

●	885,000 shares of common stock available and reserved for issuance pursuant to the Helios and Matheson Analytics Inc. 2014 Equity Incentive Plan, as of December 11, 2017;

●	390,819 shares of common stock that may be issued upon the exercise of warrants by Palladium Capital Advisors LLC;

●	288,640 shares of common stock reserved for the issuance of warrants to Palladium Capital Advisors LLC;

●	192,991 shares reserved for an institutional investor to be issued in exchange for the waiver of certain rights;

●	5,533,755 shares of common stock reserved for issuance to various officers and consultants;

●	4,000,001 shares of common stock issuable to MoviePass upon receipt of stockholder approval and conversion of the convertible promissory note in the principal amount of $12 million that we issued to MoviePass upon the closing under the MoviePass SPA;

●	11,106,443 shares of common stock issuable upon the conversion of our outstanding convertible debt; and

●	9,230,769 shares of common stock issuable upon the exercise of warrants issued in a best-efforts underwritten public offering pursuant to the underwriting agreement, dated December 13, 2017.

As a result, and assuming Proposal 1 is approved by our stockholders, approximately 57.5 million shares of the Company’s 100,000,000 authorized shares of common stock have been issued or are (or will be ) reserved for issuance and, accordingly, few shares are available to the Company for use in connection with its future financing or other corporate needs. The lack of authorized shares of common stock available for issuance could unnecessarily limit or delay the Company’s ability to pursue future financings, acquisitions and other transactions. The Company could also be limited in its ability to effectuate future stock splits or stock dividends.

Background and Purpose of the Share Increase Amendment

The Board believes it is in the Company’s and the Company’s stockholders’ best interest to increase the number of authorized shares of common stock to 500,000,000 in order to ensure that additional shares of common stock are available for general corporate purposes, which may include:

●	raising capital through sales of equity securities (issuances of shares of common stock or debt or equity securities that are convertible into common stock);

●	establishing strategic relationships with other companies;

●	providing equity incentives to employees, officers or directors;

●	acquiring other businesses or assets;

●	declaring stock dividends or effecting stock splits; and

●	achieving other corporate purposes.

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Other than as described above, the Company does not have any current intention or plan to issue shares of common stock. The Board believes the additional authorized shares of common stock should be available for financing and other corporate purposes, without the potential expense and delay incident to obtaining stockholder approval for a particular financing or other issuance.

Effects of the Proposed Share Increase Amendment

The additional shares of authorized common stock would be identical to the shares of common stock now authorized and outstanding, and the Share Increase Amendment would not affect the rights of current holders of common stock. Any issuances of additional shares of common stock, however, could adversely affect the existing holders of shares of common stock by diluting their ownership, voting power and earnings per share and book value per share with respect to such shares. The current holders of common stock do not have preemptive rights to purchase any shares of common stock that may be issued and the Board has no plans to grant such rights with respect to any such shares. The Company is currently authorized to issue up to 2,000,000 shares of preferred stock, none of which is issued or outstanding. The Board has the authority to determine the price, rights, preferences, privileges and restrictions, including voting rights and the right to convert any preferred stock into shares of common stock, of the unissued shares of preferred stock without any further vote or action by the stockholders. The rights of the holders of common stock will be subject to, and may be harmed by, the rights of the holders of any preferred stock that may be issued in the future. The proposed Share Increase Amendment will not affect this authorization.

As a general matter, the Board would be able to issue or reserve for issuance the additional shares of common stock in its discretion from time to time, without further action or approval of the Company’s stockholders, subject to and as limited by applicable law, regulation and the rules or listing requirements of any then applicable securities exchange.

Possible Anti-Takeover Effects of the Share Increase Amendment

The Board is unaware of any specific effort to obtain control of the Company and has no present intention of using the proposed increase in the number of authorized shares of common stock as an anti-takeover device. However, the Company’s authorized but unissued common stock could (within the limits imposed by applicable law, regulation and the rules or listing requirements of any then applicable securities exchange) be issued in one or more transactions that could make a change of control much more difficult and therefore more unlikely. The additional authorized shares of common stock could be used to discourage persons from attempting to gain control of the Company by diluting the voting power of shares then outstanding or increasing the voting power of persons who would support the Board in a potential takeover situation, including preventing or delaying a proposed business combination that is opposed by the Board, although perceived to be desirable by some stockholders.

No Appraisal Rights

Stockholders will not have dissenters’ or appraisal rights under Delaware corporate law or under the Company’s Certificate of Incorporation in connection with the proposed Share Increase Amendment.

Vote required to pass Proposal 4.

Proposal 4 will be approved if a quorum is present at the Special Meeting and a majority of the shares of common stock issued and outstanding as of the record date are voted “for” such approval. Abstentions and broker non-votes will have the effect of a vote against Proposal 4. Proposal 4 is not conditioned upon approval of any other proposal contained in the proxy statement. If Proposal 4 is approved, the Company intends to file the Share Increase Amendment promptly following the Special Meeting. The Board reserves the right at any time before the effective date of the amendment to the Certificate of Incorporation, notwithstanding approval of the proposal by the Company’s stockholders, to abandon the proposed amendment without further action by the stockholders. If the proposal is not approved, the Share Increase Amendment will not be filed with the Secretary of State of the State of Delaware.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF PROPOSAL 4 TO AMEND THE COMPANY’S CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK.

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PROPOSAL 5

ADJOURNMENT PROPOSAL

The Board believes that if the number of shares of our voting stock present in person or represented by proxy at the Special Meeting and voting in favor of the proposals is insufficient to approve such proposals, it is in the best interests of the stockholders to enable the Board to continue, for up to 30 days, to seek to obtain a sufficient number of additional votes to approve the proposals.

In Proposal 5, we are asking stockholders to authorize the holder of any proxy solicited by our Board to vote in favor of adjourning or postponing the Special Meeting or any adjournment or postponement thereof. If our stockholders approve this proposal, we could adjourn or postpone the Special Meeting for up to 30 days, to use the additional time to solicit additional proxies in favor of the proposals.

Additionally, approval of Proposal 5 could mean that, in the event we receive proxies indicating that the votes cast against exceed the votes cast for the proposals, we could adjourn or postpone the Special Meeting without a vote on either proposal and use the additional time to solicit the holders of those shares to change their votes in favor of these proposals.

Vote required to pass Proposal 5.

The affirmative vote of a majority of the votes cast at the Special Meeting, regardless of the presence of a quorum, is required to approve the adjournment of the Special Meeting in order to allow more time to solicit additional proxies.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF PROPOSAL 5.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the number of shares of the Company’s common stock beneficially owned as of December 7, 2017 by each person known by the Company to own beneficially more than 5% of the common stock or to be a director or named executive officer of the Company. As of December 7, 2017, 14,250,484 shares of the Company’s common stock were outstanding.

Name	Number of Shares		Percent Owned (%)
Named Executive Officers and Directors
Theodore Farnsworth, Director and Chief Executive Officer	2,490,000	(2)	16.6%
Muralikrishna Gadiyaram, Director	1,743,040	(3)	12.2%
Parthasarathy Krishnan, Chief Innovation Officer	38,312		*
Gavriel Ralbag, Director	40,000	(4)	*
Carl J. Schramm, Director	40,000	(4)	*
Prathap Singh, Director	40,000	(4)	*
All executive officers and directors as a group (7 persons)	4,391,352	(5)	29.0%

More Than 5% Owners
Helios & Matheson Information Technology Ltd.	1,743,040	(6)	12.2%
Hudson Bay Capital Management, L.P.(8)	1,581,628	(7)	9.9%
Sander Gerber(8)	1,581,628	(7)	9.9%

*Less than 1%.

(1)	As used in the table above, “beneficial ownership” means the sole or shared power to vote or direct the voting or to dispose or direct the disposition of any security. A person is deemed to have “beneficial ownership” of any security that such person has a right to acquire within 60 days of December 7, 2017. Any security that any person named above has the right to acquire within 60 days is deemed to be outstanding for purposes of calculating the ownership of such person but is not deemed to be outstanding for purposes of calculating the ownership percentage of any other person. Unless otherwise noted, the Company believes each person listed has the sole power to vote, or direct the voting of, and power to dispose, or direct the disposition of, all such shares. The table is based upon information supplied by officers, directors and principal stockholders and Schedules 13D and 13G, if any, filed with the Commission.

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(2)	This number is based on 1,740,000 shares of common stock owned by Mr. Farnsworth together with 750,000 shares of common stock that may be issued to him within 60 days following December 7, 2017. This number does not include a total of 2,053,255 shares of common stock that have been approved for issuance to Mr. Farnsworth in conjunction with the execution of his employment agreement, but have not yet been approved by our stockholders, as required by Nasdaq Listing Rule 5635(c).

(3)	Mr. Gadiyaram holds shared voting and investment control over the common stock owned by HMIT and its subsidiary, Helios & Matheson Inc.

(4)	Each of our independent directors received a grant of 40,000 shares of our common stock as payment for services rendered as a director during 2017. The shares of common stock have not yet been issued.

(5)	Includes 750,000 shares of common stock that may be issued within 60 days following December 7, 2017 and 120,000 shares of common stock granted to independent directors but not yet issued.

(6)	HMIT’s principal executive offices are located at Crest No 04-01, Ascendas International Tech Park, Taramani, Chennai 600 113 India.

(7)	These shares of common stock are issuable upon conversion of convertible promissory notes and exercise of a warrant that are each subject to a 9.99% beneficial ownership limitation and the percentage of ownership gives effect to such limitation.

(8)	Mr. Gerber serves as the managing member of Hudson Bay Capital GP LLC, which is the general partner of Hudson Bay Capital Management, L.P. The address for Hudson Bay Capital Management, L.P. and Mr. Gerber is 777 Third Avenue, 30th Floor, New York, New York 10017.

We do not know of any arrangements which may, at a subsequent date, result in a change-in-control.

WHERE YOU CAN FIND MORE INFORMATION

We are subject to the reporting requirements of the Exchange Act, and we file annual, quarterly, and current reports, proxy statements and other information with the SEC. You may read and copy these reports, proxy statements, and other information that we file at the SEC’s Public Reference Room at 100 F Street N.E., Room 1580, Washington D.C. 20549 at prescribed rates. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. The SEC also maintains a website that contains reports, proxy, and information statements, and other information regarding issuers that file electronically with the SEC. Our filings are also available free of charge at the SEC’s website at http://www.sec.gov.

We also maintain a website at http://www.hmny.com, through which you can access our SEC filings. The information set forth on, or accessible from, our website is not part of this proxy statement.

OTHER MATTERS

The Company does not intend to bring any other matters before the Special Meeting and has no reason to believe any other matters will be presented. If any other matters properly come before the Special Meeting, it is the intention of the persons named in the proxy card to vote the common stock they represent as the Board may recommend. Discretionary authority with respect to such other matters is granted by the execution of the proxy, whether through telephonic or internet voting or, alternatively, by using a paper copy of the proxy card that has been requested.

It is important that your shares be represented at the Special Meeting, regardless of the number of shares that you hold. You are, therefore, urged to vote by telephone or by using the internet as instructed on the proxy card or, if so requested, by executing and returning, at your earliest convenience, the requested proxy card in the envelope that will have been provided.

THE BOARD OF DIRECTORS

New York, New York
January 12, 2018

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ANNEX A

AMENDMENT NO. 2 TO THE

HELIOS AND MATHESON ANALYTICS INC.

2014 EQUITY INCENTIVE PLAN

WHEREAS, on March 3, 2014 the Board of Directors (the “Board”) of Helios and Matheson Analytics Inc. (the “Company”) adopted the Helios and Matheson Analytics Inc. 2014 Equity Incentive Plan (the “Plan”) for the purpose of encouraging ownership of the Company’s common stock, $0.01 par value (the “Common Stock”) on the part of employees, consultants and directors and to further the growth and profitability of the Company; and

WHEREAS, the Plan originally provided for an aggregate of 400,000 shares of Common Stock to be reserved and set aside for awards to be made pursuant to the Plan; and

WHEREAS, in conjunction with the merger of Zone Technologies, Inc. with and into Zone Acquisition, Inc., the Board amended the Plan to increase the number of shares of Common Stock to be reserved and set aside for awards from the Plan to an aggregate of 1,125,000 shares of Common Stock; and

WHEREAS, Section 11 of the Plan states in pertinent part, “The Board, in its sole discretion, may amend or terminate the Plan, or any part thereof, at any time and for any reason.”; and

WHEREAS, the Board has determined that it is in the best interests of the Company and its stockholders to (i) increase the number of shares of Common Stock to be reserved and set aside for awards from the Plan by 1,875,000 shares, for an aggregate of 3,000,000 shares of Common Stock and (ii) account for an annual automatic increase in the number of shares of common stock authorized for issuance thereunder by the lesser of (A) 3,000,000 shares of the Company’s common stock or the equivalent of such number of shares after the administrator of the 2014 Plan, in its sole discretion, has interpreted the effect of any stock split, stock dividend, combination, recapitalization or similar transaction; (B) a number of shares equal to 5% of the Company’s common stock outstanding as of January 2nd of each year; and (C) an amount determined by the Board.

THEREFORE, the first sentence of Section 4, paragraph 4.1 of the Plan, as amended, which currently states:

“4.1 Number of Shares. Subject to adjustment as provided in Section 4.2 below, the total number of Shares available for grant under the Plan shall be 1,125,000 Shares and will include Shares that are subject to: (a) issuance upon exercise of an Option but cease to be subject to such Option for any reason other than exercise of such Option; (b) an Award granted hereunder but forfeited or repurchased by the Company at the original issue price; and (c) an Award that otherwise terminates without Shares being issued.”

shall be amended to state:

“4.1 Number of Shares.

(a) Subject to adjustment as provided in Section 4.2 below, the total number of Shares available for grant under the Plan shall be 3,000,000 Shares and will include Shares that are subject to: (a) issuance upon exercise of an Option but cease to be subject to such Option for any reason other than exercise of such Option; (b) an Award granted hereunder but forfeited or repurchased by the Company at the original issue price; and (c) an Award that otherwise terminates without Shares being issued.

(b) Notwithstanding Section 4.1(a) above, on the first day of each fiscal year of the Company during the period beginning on the second day of fiscal year 2019, and ending on the second day of fiscal year 2024, the total number of Shares available for grant under the Plan shall be increased by the lesser of (A) 3,000,000 shares of the Company’s common stock or the equivalent of such number of shares after the administrator of the 2014 Plan, in its sole discretion, has interpreted the effect of any stock split, stock dividend, combination, recapitalization or similar transaction; (B) a number of shares equal to 5% of the Company’s common stock outstanding on such date; and (C) an amount determined by the Board.”

In all other respects the Plan shall remain the same.

This Amendment No. 2 to the Helios and Matheson Analytics Inc. 2014 Equity Plan was adopted by the Board of Directors of Helios and Matheson Analytics Inc. on ____, 2018.

Stuart Benson
Secretary

A-1

ANNEX B

Certificate of Amendment
of

Certificate of Incorporation
of

Helios and Matheson Analytics Inc.

Under Section 242 of the Delaware General Corporation Law

Helios and Matheson Analytics Inc., a corporation organized and existing under the laws of the state of Delaware (the “Corporation”), hereby certifies as follows:

The Certificate of Incorporation of the Corporation is hereby amended as follows:

Paragraph one (1) of Article Fourth is hereby amended as follows:

The total number of shares of stock which the corporation shall have authority to issue is five hundred two million (502,000,000), of which two million (2,000,000) shares with a par value of one cent ($0.01) per share shall be designated as “Preferred Stock” and five hundred million (500,000,000) shares with a par value of one cent ($0.01) per share shall be designated as “Common Stock.”

The forgoing amendment has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware by the vote of a majority of each class of outstanding stock of the corporation entitled to vote thereon.

IN WITNESS WHEREOF, I have signed this certificate this ____ day of _______ 2018.

Theodore Farnsworth, Chief Executive Officer

B-1

HELIOS AND MATHESON ANALYTICS INC.

IMPORTANT SPECIAL MEETING INFORMATION

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ENDORSEMENT_LINE______________ SACKPACK_____________

MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
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ADD 4
ADD 5
ADD 6

C123456789

000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext

Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 11:59 p.m., EST, on the day before the Special Meeting.

Vote by Internet

- Go to **www.investorvote.com/HMNY**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

Vote by telephone

- Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
- Follow the instructions provided by the recorded message

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Special Meeting Proxy Card

1234 5678 9012 345

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors Recommends You Vote For Proposals 1, 2, 3, 4 and 5.

To transact any other business properly brought before the Special Meeting or any adjournments thereof.

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

NOTE: Please sign exactly as the name appears on this card. When shares are held by two or more persons, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD.

C 1234567890 J N T

1 U P X 3 5 9 5 3 3 1

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

02QEOE

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — HELIOS AND MATHESON ANALYTICS INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Theodore Farnsworth and Stuart Benson and each of them, as proxies and attorneys-in-fact for the undersigned, with full power to act without the other and with full power of substitution, and hereby authorizes them to act for the undersigned and to vote, as designated below, all the shares of common stock, $0.01 par value per share, of the Company that the undersigned is entitled to vote at the Special Meeting of Stockholders of the Company to be held on February 5, 2018 at 10:00 a.m. local time at Empire State Building, 350 5th Avenue, 67th Floor, Suite 6710, Conference Room A, New York, New York 10118 and at any and all adjournments or postponements thereof, in accordance with the directions that follow with respect to the following matters (and with discretionary authority as to any and all other).

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF YOU SIGN AND RETURN THIS PROXY WITHOUT GIVING ANY INSTRUCTION, THIS PROXY WILL BE VOTED FOR ALL OF THE FIVE PROPOSALS OR OTHERWISE IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF DIRECTORS.

(Continued and to be marked, dated and signed, on the other side)

C Non-Voting Items

Change of Address — Please print new address below.

Comments — Please print your comments below.

IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD.